ELSINORE CORPORATION,
                                     Issuer
                                       and

                           THE GUARANTORS NAMED HEREIN
                                       and
                        FIRST TRUST NATIONAL ASSOCIATION
                                     Trustee
                                              -----------------------



                              AMENDED AND RESTATED
                                    INDENTURE



                            Dated as of March 3, 1997




                                              -----------------------



                                                    $30,000,000




                     13 1/2% Second Mortgage Notes due 2001

                  2.AMENDED AND RESTATED INDENTURE, dated as of March 3, 1997, between ELSINORE CORPORATION, a Nevada corporation (the "Company"), the GUARANTORS referred to below and FIRST TRUST NATIONAL ASSOCIATION, a national association, as Trustee (individually a "Party" and collectively the "Parties").

                               Factual Background

         A. The Parties entered into that certain Indenture dated as of October 8, 1993 as amended by Supplemental Indenture No. 1 dated as of April 21, 1994 and Supplemental Indenture No. 2 dated as of December 14, 1994 (the "Original Indenture") pursuant to which the Company issued the Original Notes (as defined below) in the aggregate principal amount of $60,000,000. The Original Notes bore interest at 12 1/2% with a stated maturity date of October 1, 2000.

         B. On or about October 14, 1994, the Company entered into a certain Note and Stock Purchase Agreement with the Senior Noteholders (as defined below) whereby the Company issued the Senior Notes (as defined below). The Senior Notes were issued pursuant to a Waiver of Compliance dated as of October 13, 1994, executed by Trustee, the Company, and the Guarantors. The Senior Notes are secured by senior security interests in the Collateral (as defined below).

         C. On October 31, 1995, the Company filed a Chapter 11 bankruptcy reorganization case in the United States Bankruptcy Court for the District of Nevada (the "Court"), Case No. 95-24685 RCJ. On August 9, 1996, the Court entered its Order Confirming Chapter 11 Plan of Reorganization (the "Order") confirming the Plan of Reorganization (the "Plan") identified in the Order, which became final on August 20, 1996 (the "Confirmation Date").

         D. This Amended and Restated Indenture is entered into by the Parties pursuant to the Order and the Plan, and is effective subject to the terms and conditions of the Order and the Plan, as provided in the Order and the Plan.

         E. The Parties desire to amend and restate the Indenture to provide, among other things, for the issuance of Amended and Restated Notes in the aggregate principal amount of $30,000,000. The Amended and Restated Notes will bear interest at 13 1/2% from August 20, 1996 and will mature on August 20, 2001. Each of the Original Notes shall be exchanged for an Amended and Restated
Note in a principal amount equal to one-half of the principal amount of the Original Note.

         NOW, THEREFORE, the parties do hereby amend and restate the Original Indenture to read in full as follows, effective on the Effective Date (as defined in the Order) and upon satisfaction of the conditions stated in Exhibit A to this Amended and Restated Indenture:

         Each Party hereto agrees as follows for the benefit of each other Party and for the equal and ratable benefit of the Holders of the Company's Amended and Restated Notes (as defined below):


                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1           Definitions.

         "Acceleration Notice" shall have the meaning specified in Section 7.2.

         "Acquired Indebtedness" means Indebtedness of any person existing at the time such person becomes a Subsidiary of the Company or is merged or consolidated into or with the Company or a Subsidiary of the Company, and not incurred in connection with or in anticipation of, such merger or consolidation or such person becoming a Subsidiary of the Company.

         "Acquisitions" means the purchase or other acquisition of any person or substantially all the assets of any person by any other person, whether by purchase, merger, consolidation, or other transfer, and whether or not for consideration.

         "Affiliate" means (i) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any of its Subsidiaries, (ii) any spouse, immediate family member, or other relative who has the same principal residence of any Person described in clause (i) above, (iii) any trust in which any Person described in clause (i) or (ii) above has a beneficial interest, and (iv) any Person which has entered into a management contract with the Company or any of its Subsidiaries, and any Affiliate of such Person. For purposes of this definition, the term "control" means (a) the power to direct the management and policies of a Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise, or (b) the beneficial ownership of 10% or more of any class of voting Capital Stock of a Person (on a fully diluted basis) or of warrants or other rights to acquire 10% or more of such class of Capital Stock (whether or not presently exercisable).

        "Affiliate Transaction" shall have the meaning specified in Section 5.10

         "Agent" means any Registrar, Paying Agent or co-Registrar.

         "Amended and Restated Notes" means the Amended and Restated Notes issued pursuant to this Indenture.

         "Approvals" means all approvals, licenses (including Gaming Licenses), permits, authorizations, findings and other filings necessary under applicable Gaming Laws.

         "Asset Sale" shall have the meaning specified in Section 5.14.

         "Average Life" means, as of the date of determination, with respect to any security or instrument, the quotient obtained by dividing (i) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal (or redemption) payment of such security or instrument multiplied by the amount of such principal (or redemption) payment by
(ii) the sum of all such principal (or redemption) payments.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

         "Board of Directors" means, with respect to any person, the Board of Directors of such person or any committee of the Board of Directors of such person authorized, with respect to any particular matter, to exercise the power of the Board of Directors of such person.

         "Board Resolution" means, with respect to any person, a duly adopted resolution of the Board of Directors of such person.

         "Business Day" means a day that is not a Legal Holiday.

         "Capital Stock" means, with respect to any person, any common stock, preferred stock and any other capital stock of such person and shares, interests, participations or other ownership interests (however designated), of any person and any rights (other than debt securities convertible into corporate stock), warrants or options to purchase any of the foregoing.

         "Capitalized Lease Obligation" means obligations under a lease, entered into on or after the Effective Date, that are required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligations shall be the capitalized amount of such obligations, as determined in accordance with GAAP.

     "Cases" means the following Chapter 11 bankruptcy cases in the Court, and all petitions, consents, decrees, judgments, orders, documents, and pleadings filed with or by the Court therein: No. 95-24685 RCJ, No. 95-24686 RCJ, No. 95-24687 RCJ, No. 95-24688 RCJ, No. 95-24689 RCJ, and No. 95-24839 RCJ.

         "Cash" means U.S. Legal Tender or U.S. Government obligations.

         "Cash Equivalent" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (ii) time deposits and certificates of deposit and commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by others rated at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within one year after the date of acquisition and (iii) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) and (ii) above.

         "Casino" means a gaming establishment owned by the Company or one of its Subsidiaries.

         "Change of Control" means (i) the time that the Company first determines or reasonably should have known that any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), is or becomes the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power in the aggregate of all classes of Capital Stock then outstanding of the Company normally entitled to vote in elections of directors, or (ii) during any period of 12 consecutive months after the Effective Date, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

         "Change of Control Offer" shall have the meaning specified in
Section 12.1.

         "Change of Control  Payment  Date" shall have the meaning  specified in
Section 12.1.

         "Change of Control Purchase Price" shall have the meaning  specified in
Section 12.1.

         "Change  of  Control  Put Date"  shall have the  meaning  specified  in
Section 12.1.


         "Collateral" means the Property of the Company and Property of the Guarantors which is subject to the Liens created by the Mortgage.

     "Common Stock" shall mean the Common Stock, par value $0.001 per share, of the Company, now or hereafter issued.

         "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the Indenture and thereafter means such successor.

         "Company Request" means a written request of the Company or a Guarantor, as the case may be, in the form of an Officers' Certificate.

         "Consolidated Depreciation and Amortization" for any person means the total depreciation and amortization for such person and its Consolidated Subsidiaries, as determined in accordance with GAAP.

         "Consolidated EBITDA" means, with respect to any person, for any period, the Consolidated Net Income of such person for such period adjusted to add thereto (to the extent deducted from net revenues in determining
Consolidated Net Income), without duplication, the sum of (i) Consolidated Income Tax Expense, (ii) Consolidated Depreciation and Amortization expense and
(iii) Consolidated Fixed Charges.

         "Consolidated Fixed Charges" of any person means, for any period, the aggregate amount (without duplication) of (a) interest expensed or capitalized, paid, accrued, or scheduled to be paid or accrued in accordance with GAAP (including, in accordance with the following sentence, interest attributable to Capitalized Lease Obligations) during such period in respect of all Indebtedness of such person and its Consolidated Subsidiaries, including (i) original issue discount and non-cash interest payments or accruals on any Indebtedness other than with respect to the Notes, (ii) the interest portion of all deferred payment obligations, calculated in accordance with GAAP, and (iii) all commissions, discounts and other fees and charges owed with respect to bankers' acceptance financings and currency and Interest Swap Obligations, in each case to the extent attributable to such period and determined on a consolidated basis in accordance with GAAP, and (b) the amount of dividends payable by such person or any of its Consolidated Subsidiaries in respect of Disqualified Capital Stock (other than by Subsidiaries of such person to such person or such person's wholly owned Subsidiaries). For purposes of this definition, (x) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Company to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP and (y) interest expense attributable to any Indebtedness represented by the guaranty by such person or a Subsidiary of such person of an obligation of another person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

         "Consolidated Fixed Charges Coverage Ratio" of any person on any date of determination (the "Transaction Date") means, the ratio of (a) the aggregate amount of Consolidated EBITDA of such person attributable to continuing operations and businesses (exclusive of amounts attributable to operations and businesses discontinued or disposed of) for the Reference Period to (b) the aggregate Consolidated Fixed Charges of such person (exclusive of amounts attributable to discontinued operations and business, but only to the extent that the obligations giving rise to such Consolidated Fixed Charges would no longer be obligations contributing to such person's Consolidated Fixed Charges subsequent to the Transaction Date) during the Reference Period; provided, that for purposes of such calculation, (i) Acquisitions which occurred during the Reference Period or subsequent to the Reference Period and on or prior to the date of the transaction giving rise to the need to calculate the Consolidated Fixed Charges Coverage Ratio shall be assumed to have occurred on the first day of the Reference Period, (ii) transactions giving rise to the need to calculate the Consolidated Fixed Charges Coverage Ratio shall be assumed to have occurred on the first day of the Reference Period, (iii) the incurrence of any Indebtedness or issuance of any Disqualified Capital Stock during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date (and the application of the proceeds therefrom to the extent used to refinance or retire other Indebtedness) shall be assumed to have occurred on the first day of such Reference Period, and (iv) the Consolidated Fixed Charges of such person attributable to interest on any Indebtedness or dividends on any Disqualified Capital Stock bearing a floating interest (or dividend) rate shall be computed on a pro forma basis as if the average rate in effect from the beginning of the Reference Period to the Transaction Date had been the applicable rate for the entire period, unless such Person or any of its Subsidiaries is a party to an Interest Swap obligation (which shall remain in effect for the 12 month period immediately following the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used.

         "Consolidated Income Tax Expense" for any person means the total net income tax expenses for such person and its Consolidated Subsidiaries, as determined in accordance with GAAP.

         "Consolidated Net Income" means, with respect to any person for any period, the net income (or loss) of such person and its Consolidated Subsidiaries (determined in accordance with GAAP) for such period, adjusted to exclude (only to the extent included in computing such net income (or loss) and without duplication): (a) all gains which are either extraordinary (as determined in accordance with GAAP) or are either unusual or nonrecurring, (b) the net income, if positive, of any person, other than a Consolidated Subsidiary, in which such person or any of its Consolidated Subsidiaries has an interest, except to the extent of the amount of any dividends or distributions actually paid in Cash to such person or a Consolidated Subsidiary of such person during such period, but not in excess of such person's pro rata share of such person's net income for such period, (c) the net income, if positive, of any person acquired in a pooling of interests transaction for any period prior to the date of such acquisition, and (d) the net income, if positive, of any of such person's Consolidated Subsidiaries to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or bylaws or any other agreement, instrument, judgment, decree, order, law, statute, rule or governmental regulation applicable to such Consolidated Subsidiary.

         "Consolidated Net Worth" of any person at any date means the aggregate of capital, surplus and retained earnings of such person (plus amounts of equity attributable to preferred stock) and its Consolidated Subsidiaries, as would be shown on the consolidated balance sheet of such person prepared in accordance with GAAP, adjusted to exclude (to the extent included in calculating such equity), (a) the amount of capital, surplus and accrued but unpaid dividends attributable to any Disqualified Capital Stock, (b) all upward revaluations and other write-ups in the book value of any asset of such person or a Consolidated Subsidiary of such person subsequent to the Effective Date and (c) all investments in Subsidiaries that are not Consolidated Subsidiaries and in persons that are not Subsidiaries.

         "Consolidated Subsidiary" means, for any person, each Subsidiary of such person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated for financial statement reporting purposes with the financial statements of such person in accordance with GAAP.

         "Custodian"  means  any  receiver,   trustee,   assignee,   liquidator,
sequestrator or similar official under any Bankruptcy Law.

         "Deed of Trust" means the Deed of Trust, Assignment of Rents and Security Agreement dated as of October 8, 1993, by and among Four Queens, Inc., Land Title of Nevada, Inc., as trustee and the Trustee, as modified by Modification of Subordinated Deed of Trust dated March 3, 1997.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Disqualified Capital Stock" means, with respect to any person, (a) Capital Stock of such person that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such person or any of its Subsidiaries, in whole or in part, on or prior to the Stated Maturity of the Notes and (b) with respect to any Subsidiary of such person, any Capital Stock other than any common stock or other equity interest with no preference, privileges, or redemption or repayment provisions.

        "Effective Date" means the date identified as such in the Plan and Order

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

         "Event of Default" shall have the meaning specified in Section 7.01.

         "Event of Loss" means, with respect to any property or asset, any (i) loss, destruction or damage of such property or asset; (ii) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property or asset, or confiscation or requisition of the use of such property or asset.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

         "Facility Lease" is defined in the Deed of Trust.

         "Facility Lessor" is defined in the Deed of Trust.

         "Four Queens Casino" means the Four Queens Casino and Hotel and properties and operations ancillary thereto located at 202 East Fremont Street, Las Vegas, Nevada, owned and operated by Four Queens, Inc., a wholly owned subsidiary of the Company.

         "Fremont Street Experience" means an open air street mall on Fremont Street in Las Vegas, Nevada.

         "Fremont Street L.L.C." means any Person in which the Company has an interest which manages or operates the Fremont Street Experience.

         "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

         "Gaming Authority" means any governmental board, agency or authority with the power to regulate gaming, including the Nevada State Gaming Control Board and the Nevada Gaming Commission, and the corresponding governmental authorities with responsibility to interpret and enforce the laws and regulations applicable to gaming in any Gaming Jurisdiction.

         "Gaming Jurisdiction" means the State of Nevada and any other Federal, state or local jurisdiction in which any entity in which the Company has a direct or indirect beneficial, legal or voting interest conducts casino gaming.

         "Gaming Law" means any law, rule, regulation or ordinance governing gaming activities, including the Nevada Gaming Control Act, any administrative rules or regulations promulgated thereunder, and any of the corresponding statutes and regulations in each Gaming Jurisdiction.

         "Gaming Licenses" means every material license, material franchise or other material approval or authorization on the date of the Indenture or thereafter required to own, lease, operate or otherwise conduct gaming in the State of Nevada or any other jurisdiction in which the Company conducts or proposes in good faith to conduct material gaming business, and applicable liquor licenses related to any such gaming business.

     "Guarantors" means, collectively, the Subsidiaries of the Company and all future Subsidiaries of the Company.

         "Guaranty" shall have the meaning provided in Section 13.1(a).

         "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

         "incur" shall have the meaning specified in Section 5.11

         "Incurrence Date" shall have the meaning specified in Section 5.11.

         "Indebtedness" means, without duplication, (a) all liabilities and obligations, contingent or otherwise, with respect to any person, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, (iv) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (v) for the payment of money relating to a Capitalized Lease Obligation, or (vi) evidenced by a letter of credit or a reimbursement obligation of such person with respect to any letter of credit; (b) all obligations of such person under Interest Swap Obligations and foreign currency hedges; (c) all liabilities of others of the kind described in the preceding clauses (a) or (b) that such person has guaranteed or that is otherwise its legal liability and all
obligations  to  purchase,   redeem  or  acquire  any  Capital  Stock;  (d)  all
obligations secured by a Lien, other than a Permitted Lien, not securing any liability or obligation that would itself constitute Indebtedness, to which the property or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of such person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such person's legal liability, provided, that the amount of such obligations shall be limited to the lesser of the fair market value of the assets or property to which such Lien attaches and the amount of the obligation so secured; and (e) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b), (c) or (d), or this clause (e), whether or not between or among the same parties.

         "Indenture" means this Amended and Restated Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

         "Indenture Obligations" means the obligations of the Company and the Guarantors pursuant to this Indenture and the Securities (and any other obligor hereunder or under the Securities) now or hereafter existing, to pay principal of and premium, if any, and interest on the Securities when due and payable, whether on the Maturity Date or an Interest Payment Date, by acceleration, call for redemption, acceptance of any Change of Control Offer, or otherwise, and interest on the overdue principal and premium, if any, of, and (to the extent lawful) interest, if any, on, the Securities and all other amounts due or to become due in connection with this Indenture, the Securities and the Mortgage, including any and all extensions, renewals or other modifications thereof, in whole or in part, and the performance of all other obligations of the Company (and any other obligor hereunder or under the Securities) and the Guarantors, including all costs and expenses incurred by the Trustee or the Holders in the collection or enforcement of any such obligations or realization upon the Collateral or the security of any Mortgage.

         "Insurance Proceeds" means the Company's and the Guarantors' interest in and to (a) all proceeds which now or hereafter may be paid under any insurance policies now or hereafter obtained by or on behalf of the Company and the Guarantors in connection with the conversion of the Property subject to the Mortgage into Cash or liquidated claims, together with the interest payable thereon and the right to collect and receive the same, including, but without limiting the generality of the foregoing, proceeds of casualty insurance, title insurance, business interruption insurance and any other insurance now or hereafter maintained with respect to such Property and (b) all amounts attributable to Events of Loss.

         "Interest Payment Date" means the stated due date of an installment of interest on the Securities.

         "Interest Swap Obligation" means, when used with reference to any person, the obligations of such person pursuant to any arrangement with any other person whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such person calculated by applying a fixed or a floating rate of interest on the same notional amount.

         "Investment" by a person in any other person means (without duplication) (a) the acquisition by such person (whether for cash, property, services, securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of such other person or any agreement to make any such acquisition; (b) the making by such person of any deposit with, or advance, loan or other extension of credit to, such other person (including the purchase of property from another person subject to an understanding or agreement, contingent or otherwise, to resell such property to such other person) or any commitment to make any such advance, loan or extension; (c) the entering into by such person of any guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of such other person; (d) the making of any capital contribution by such person to such other person or (e) the designation by the Board of Directors of a subsidiary to be an Unrestricted Subsidiary in accordance with the definition of "Unrestricted Subsidiary." For purposes of this definition, the definition of "Unrestricted Subsidiary" and Section 15.3, an "Investment" shall include the fair market value of the net assets at the time of such "Investment," as determined in good faith by the Board of Directors.

         "Legal Holiday" shall have the meaning provided in Section 14.7.

         "Lien" means any mortgage, lien, pledge, charge, security interest, or other encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement and any lease deemed to constitute a security interest, and any option or other agreement to give any security interest).

         "Maturity Date," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at Stated Maturity, Change of Control Payment Date, or by declaration of acceleration, call for redemption or otherwise.

         "Mortgage" means the Deed of Trust, the Pledge Agreement and any other agreement purporting to convey to the Trustee for the benefit of Holders, a security interest in Property pursuant to the requirements of this Indenture executed by the Company and the Guarantors in favor of the Trustee for the benefit of the Securityholders, as the same may be amended from time to time.

         "Native American Casino" means a Casino which lawfully conducts gaming pursuant to, and in accordance with the Indian Gaming Regulatory Act, 25 U.S.C. ss. 2701 et seq., and the rules and regulations promulgated thereunder by the National Indian Gaming Commission.

         "Native American Casino Management Contract" means a contract to operate and/or manage one or more Native American Casinos, or any Casino operated on Native American land; provided that, (i) jurisdiction to rule on disputes over such contract's terms is properly exercised by a state or federal court in the United States and (ii) such contract by its terms is enforceable in a state or federal court.

         "Net Proceeds" means the aggregate Cash, Cash Equivalents, and fair market value of property (valued at the fair market value thereof at the time of receipt in good faith by the Board of Directors of the Company) other than securities of the Company or any of its Subsidiaries, received by the Company, after payment of expenses, commissions, discounts and the like incurred in connection with the transaction giving rise to the Net Proceeds.

         "Non-recourse Indebtedness" means Indebtedness of a person to the extent that under the terms thereof or pursuant to applicable law no personal recourse shall be had against such person for the payment of the principal of or interest or premium on such Indebtedness or for any claim based on such Indebtedness and enforcement of obligations on such Indebtedness is limited only to recourse against interests in property and assets purchased with the proceeds of the incurrence of such Indebtedness and as to which the Company provides no credit support and is not directly or indirectly liable and a default with respect to which would not entitle any party to cause any other Indebtedness to be accelerated.

         "Officer" means, with respect to the Company, the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller, or the Secretary or Assistant Secretary of the Company.

         "Officers' Certificate" means, with respect to the Company or any Guarantor, a certificate signed by two Officers of the Company or such Guarantor and otherwise complying with the requirements of Sections 14.4 and 14.5.

         "Opinion of Counsel" means a written opinion from legal counsel to the Trustee complying with the requirements of Sections 14.4 and 14.5. Unless otherwise required by this Indenture, the counsel may be in-house counsel to the Company.

         "Original Indenture" means the Indenture by and among the Parties dated October 8, 1993, prior to amendment and restatement in this Amended and Restated Indenture.

         "Original Notes" means the 12 1/2% First Mortgage Notes due 2000, that were issued pursuant to the Original Indenture.

         "Paying Agent" shall have the meaning specified in Section 2.4.

         "Permitted Equity Proceeds Investments" means any Investment, solely of the Net Proceeds received by the Company from the sale of its Qualified Capital Stock, other than to any of its Subsidiaries, after the Effective Date, by the Company in riverboat or dockside gaming or Casinos on Native American land, pursuant to which Investment the Company, an Unrestricted Subsidiary, or a Guarantor receives, in the case of a Casino on Native American land, a Native American Casino Management Contract or, in the case of riverboat or dockside gaming, constructs, owns or operates pursuant to a management contract a dockside or riverboat Casino, provided that in any case, all of the rights and interests in such Casino or contract held by the Company or any of its Subsidiaries are pledged (except for Permitted Liens) on an exclusive basis as Collateral for the Notes.

         "Permitted FF&E Financing" means Indebtedness incurred to finance the acquisition or lease of newly acquired or leased furniture, fixtures or equipment ("FF&E") used directly in the operation of Casinos and secured by a Lien on such FF&E.

         "Permitted Liens" means any of the following:

                  (a) Liens arising by reason of any judgment, decree or order of any court only to the extent, for an amount and for a period not resulting in an Event of Default with respect thereto and so long as such Lien is being contested in good faith and is adequately bonded, and any appropriate legal proceeding which may have been duly initiated for the review of such judgment, decree or order shall not have been finally permitted or the period within which such proceedings may be initiated shall not have expired;

                  (b) Security for payment of worker's compensation or other insurance;

                  (c) Security for the performance of bids, tenders, trade, contracts (other than contracts for the payment of money) or leases, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business or appeal bonds, and public and statutory bonds;

                  (d) Liens for taxes, assessments or other governmental charges not yet due or which are being contested in good faith and by appropriate proceedings by the Company or a Guarantor if adequate reserves with respect thereto are maintained on the books of the Company or such Guarantor, as the case may be, in accordance with GAAP;

                  (e) Liens of carriers, warehousemen, mechanics, landlords, materialmen, repairmen or other like Liens arising by operation of law in the ordinary course of business and consistent with industry practices and Liens on deposits made to obtain the release of such Liens if (i) the underlying obligations are not overdue for a period of more than 30 days or (ii) such Liens are being contested in good faith and by appropriate proceedings by the Company or a Guarantor and adequate reserves with respect thereto are maintained on the books of the Company or such Guarantor, as the case may be, in accordance with GAAP;

                  (f) Easements, rights-of-way, zoning and similar restrictions and other similar encumbrances or title defects incurred in the ordinary course of business and consistent with industry practices which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto (as such property is used by the Company or such Guarantor) or interfere with the ordinary conduct of the business of the Company or such Guarantor or any of their Subsidiaries; provided, that any such Liens are not incurred in connection with any borrowing of money or any commitment to loan any money or to extend any credit;

                  (g) Liens securing any Permitted FF&E Financing, but only on the FF&E acquired with the proceeds of such Permitted FF&E Financing;

                  (h)      Liens securing the Notes; and

                  (i)      Liens securing the Senior Notes.

         "Person" means any individual, limited liability company, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Plans" means all drawings, plans and specifications prepared by or on behalf of the Company or any of its Subsidiaries, as the same may be amended or supplemented from time to time, and, if required by applicable law, submitted to and approved by the building or other relevant department, which describe and show a Casino and the labor and materials necessary for construction thereof.


         "Pledge Agreement" means the Pledge Agreement dated October 8, 1993, as amended by Amendment of 1993 Pledge Agreement dated March 3, 1997, from the Company, Elsub Management Corporation, and Palm Springs East Limited Partnership, as Pledgors, to the Trustee for the benefit of Holders as the same may be amended from time to time.


         "Principal" of any Indebtedness (including the Securities) means the principal of such Indebtedness plus any applicable premium, if any, on such Indebtedness.

         "Property" or "property" means any right or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible, intangible, contingent, indirect or direct.

         Purchase Agreement" means the Purchase Agreement by and among the Company, the Guarantors and the Purchasers, dated as of the date hereof, providing for the several purchases of the Securities (including the Guaranties).

         "Purchasers" means the Purchasers named on the execution pages attached to the Purchase Agreement.

         "Qualified Capital Stock" means any Capital Stock of the Company that is not Disqualified Capital Stock.

         "Record Date" means a Record Date specified in the Securities whether or not such Record Date is a Business Day.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to Article III of this Indenture and Paragraph 5 in the form of Security.

         "Redemption Price," when used with respect to any Security to be redeemed, means the principal amount of the Security, without premium, together with accrued and unpaid interest with respect to such Security to the applicable Redemption Date.

         "Reference Period" with regard to any person means the four full fiscal quarters ended immediately preceding any date upon which any determination is to be made pursuant to the terms of the Notes or the Indenture.

         "Refinancing Indebtedness" means Indebtedness or Disqualified Capital Stock (a) issued in exchange for, or the proceeds from the issuance and sale of which are used substantially concurrently to repay, redeem, defease, refund, refinance, discharge or otherwise retire for value, in whole or in part, or (b) constituting an amendment, modification or supplement to, or a deferral or renewal of ((a) and (b) above are, collectively, a "Refinancing"), any Indebtedness or Disqualified Capital Stock in a principal amount or, in the case of Disqualified Capital Stock, liquidation preference, not to exceed (after deduction of reasonable and customary fees and expenses incurred in connection with the Refinancing) the lesser of (i) the principal amount or, in the case of Disqualified Capital Stock, liquidation preference, of the Indebtedness or Disqualified Capital Stock so Refinanced and (ii) if such Indebtedness being Refinanced was issued with an original issue discount, the accreted value thereof (as determined in accordance with GAAP) at the time of such Refinancing; provided, that (A) Refinancing Indebtedness of any Subsidiary of the Company shall only be used to Refinance outstanding Indebtedness or Disqualified Capital Stock of such Subsidiary, (B) Refinancing Indebtedness shall (x) not have an Average Life less than the Indebtedness or Disqualified Capital Stock to be so refinanced at the time of such Refinancing and (y) in all respects, be no less subordinated, if applicable, to the rights of Holders pursuant to the Notes than was the Indebtedness or Disqualified Capital Stock to be refinanced and (C) such Refinancing Indebtedness shall have no installment of principal (or redemption) scheduled to come due earlier than the scheduled maturity of any installment of principal (or redemption) of the Indebtedness (or Disqualified Capital Stock) to be so refinanced which was scheduled to come due prior to the Stated Maturity.

         "Registrar" shall have the meaning specified in Section 2.4.

         "Required Regulatory Redemption" shall have the meaning specified in
Section 3.2.

         "Restricted   Investment"  means  any  Investment  provided,  that  the
extension of credit to customers of a Casino, consistent with industry practice and in the ordinary course of business, shall not be a Restricted Investment.

         "Restricted Payment" means, with respect to any person, (a) the declaration or payment of any dividend or other distribution in respect of Capital Stock of such person or any Subsidiary of such person, (b) any payment on account of the purchase, redemption or other acquisition or retirement for value of Capital Stock of such person or any Subsidiary of such person, (c) any purchase, redemption, or other acquisition or retirement for value of, any payment in respect of any amendment of the terms of, or any defeasance of, any subordinated Indebtedness, directly or indirectly, by such person or a Subsidiary of such person prior to the scheduled maturity, any scheduled repayment of principal, or scheduled sinking fund payment, as the case may be, of such Indebtedness and (d) any Restricted Investment by such person; provided, however, that the term "Restricted Payment" shall not include:

                  (i) any dividend, distribution or other payment on or with respect to Capital Stock of a person to the extent payable solely in shares of Qualified Capital Stock of such person,

                  (ii) any dividend, distribution or other payment to the Company, or any of its directly or indirectly wholly owned Subsidiaries, by any of its Subsidiaries, or any Investment by the Company or any Guarantor in any of its wholly owned Guarantors, and

                  (iii) any defeasance, redemption, repurchase, acquisition, or other retirement for value, in whole or in part, of any subordinated Indebtedness of an issuer in exchange for or with the Net Proceeds from the substantially concurrent sale of Disqualified Capital Stock or Subordinated Indebtedness of such issuer, which Capital Stock or Subordinated Indebtedness is at least as subordinated in ranking to the Notes (or Guaranties, as applicable) and has a lower yield to maturity than, and has no installment (contingent or otherwise) of principal or liquidation amount (including upon the happening of an event or the passage of time) due before any installment of principal of, the subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired and, in a principal amount or with a liquidation preference (or, if such Indebtedness is issued at less than its principal amount, with an original issue price, as determined in accordance with GAAP) not to exceed the lesser of (x) the principal amount of such subordinated Indebtedness being so defeased, redeemed, repurchased, acquired or retired in exchange therefor and (y) if such subordinated Indebtedness being acquired was issued with an original issue discount, the accreted value thereof (as determined in accordance with GAAP) at the time of such transaction.

         "SEC" means the Securities and Exchange Commission.

         "Securities" or "Notes" means the Amended and Restated Notes, as amended or modified from time to time in accordance with the terms hereof, issued under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Securityholder" See "Holder."

         "Senior Noteholders" means the Persons which signed the Senior Note Purchase Agreement as "Purchasers" and their successors and assigns.

         "Senior Notes" means the notes issued by Company pursuant to the Senior Note Purchase Agreement.

         "Senior Note Purchase Agreement" means that certain Note and Stock Purchase Agreement by and among Company, Guarantors, and the Senior Noteholders dated October 11, 1994.

         "Senior Note Documents" means the Senior Notes, the Senior Note Purchase Agreement, and all documents evidencing, guaranteeing, securing, or in any way relating to the Senior Notes and the Senior Note Purchase Agreement.

         "Stated Maturity," when used with respect to any Security, means August 20, 2001.

         "Subordinated Indebtedness" means indebtedness of the Company or a Guarantor, as applicable, that is subordinated in right of payment to the Securities or the Guaranty, as applicable, in all respects and has no scheduled installment of principal due, by redemption, sinking fund payment or otherwise, on or prior to the Stated Maturity of the securities.

         "Subsidiary," with respect to any person, means (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person, by such person and one or more Subsidiaries of such person or by one or more Subsidiaries of such person or (ii) any other person (other than a corporation) in which such person, one or more Subsidiaries of such person, or such person and one or more subsidiaries of such person, directly or indirectly, at the date of determination thereof has at least majority ownership interest. An Unrestricted Subsidiary is not a subsidiary of the Company for purposes of the Indenture or the Notes.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code 59ss.ss. 77aaa-77bbb) as in effect on the date of the execution of this Indenture.

         "Title Policy" means Policy of Title Insurance No. _________ issued by Commonwealth Title Insurance Company dated as of March 3, 1997, which insures the Deed of Trust.

         "Trustee" means the party named as such in this indenture until a successor replaces it in accordance with the provisions of this indenture and thereafter means such successor.

         "Trust Officer" means any officer within the corporate trust department (or any successor group) of the Trustee including any vice president, assistant vice president, secretary, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer of the corporate trust department (or any successor group) of the Trustee to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "U.S. Government Obligations" means direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

         "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         "Unrestricted Subsidiary" shall mean any Subsidiary of the Company that, at the time of determination shall be an Unrestricted Subsidiary as designated by the Board of Directors of the Company, as provided below. The Board of Directors of the Company may designate any subsidiary of the Company (including any newly acquired or newly formed subsidiary at or prior to the time it is so formed or acquired) to be an Unrestricted Subsidiary if (a) no Default or Event of Default is existing or will occur as a consequence thereof, (b) immediately after giving effect to such designation, on a pro forma basis, the Company could incur at least $1.00 of additional Indebtedness pursuant to paragraph (a) of Section 5.11, provided that this clause (b) shall not apply to the designation of Unrestricted Subsidiaries that are capitalized solely with assets constituting "Permitted Equity Proceeds Investments" and (c) such subsidiary does not own any Capital Stock of, or own or hold any Lien on any property of, the Company or any Subsidiary of the Company. The Board of Directors of the Company may designate any Unrestricted Subsidiary to be a Subsidiary, provided that (i) no Default or Event of Default is existing or will occur as a consequence thereof and (ii) immediately after giving effect to such designation, on a pro forma basis, the Company could incur at least $1.00 of additional Indebtedness pursuant to paragraph (a) of Section 5.11. Each designation shall be evidenced by filing with the Trustee a certified copy of the resolution giving effect to such designation and an Officers, Certificate certifying that such designation complied with the foregoing conditions. Notwithstanding anything to the contrary, Four Queens, Inc., Pinnacle Gaming Corporation (formerly known as Elsub II Inc.), Elsub Management Corporation, Four Queens Experience Corporation, Eagle Gaming, Inc., Palm Springs East, L.P. and Olympia Gaming Corporation and their direct and indirect Subsidiaries shall not at any time be Unrestricted Subsidiaries.

         "wholly owned" with respect to a Subsidiary of any person means (i) with respect to a Subsidiary that is a limited liability company or similar entity, a Subsidiary whose capital stock is 99% or greater beneficially owned by such person and (ii) with respect to a Subsidiary that is other than a limited liability company or similar entity, a Subsidiary whose capital stock or other equity interest is 100% beneficially owned by such person.

         SECTION 1.2           Incorporation by Reference of TIA.
                               ---------------------------------

         Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:
          "Commission" means the SEC.
         "indenture securities" means the Securities.

         "indenture securityholder" means a Holder or a Securityholder.

         "indenture to be Qualified means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company and any other obligor on the Securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them thereby.


         SECTION 1.3           Rules of Construction.
         Unless the context otherwise requires:

                            (i)      a term has the meaning assigned to it;

                            (ii)     an  accounting  term not otherwise  defined
has the meaning  assigned to it in accordance with GAAP;

                            (iii)    "or" is not exclusive;

                            (iv)     words in the singular include the plural,
and words in the plural include the singular;

                            (v)      provisions apply to successive events and
transactions;

                            (vi)     "herein,"  "hereof" and other words of
similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                            (vii) references to Sections or Articles means reference to such Section or Article in this Indenture, unless stated otherwise.

                                   ARTICLE II
                                 THE SECURITIES

         SECTION 2.1           Exchange Of Original Notes For Restated Notes.

                   (a) The Trustee shall certify to the Company a list of the registered Holders of the Original Notes as of the Confirmation Date for each of the Original Notes designating the name, address, taxpayer identification number (if known), certificate number, and the amount of unpaid principal of the Original Notes for each Holder. The unpaid principal designated shall be the amount outstanding as of the Confirmation Date. All distributions of Restated Notes shall be made to the registered Holders of the Original Notes as set forth on the list certified to the Company by the Trustee. Entities that have acquired Original Notes after the Confirmation Date will not be entitled to receive any distributions of Restated Notes.

                   (b) As a condition to receiving the Restated Notes the Holders of the Original Notes shall surrender their Original Notes to the Trustee for cancellation. Upon surrender of the Original Notes, Holders of the Original Notes will receive their pro rata share of the Restated Notes in the amount of 52.6315% of the unpaid principal of such Original Notes, as designated on the list provided pursuant to subsection 2.1(a) above; provided, however, that if such amount exceeds an integral multiple of $1,000, the amount of such excess shall be paid in cash and the Note to be issued under this Indenture shall be issued in the amount of the largest integral multiple of $1,000 included in such amount. When a Holder surrenders its Original Notes to the Trustee, the Trustee shall hold such instrument in "book entry only" until such Original Notes are canceled.

                   (c) Any Holder whose Original Notes have been lost, stolen, mutilated or destroyed, shall, in lieu of surrendering such Original Notes, deliver to the Trustee (a) evidence satisfactory to the Trustee of the loss, theft, mutilation, or destruction of such Original Notes and (b) such security or indemnity that may be reasonably required by the Trustee to hold the Trustee harmless with respect to any such representation of the Holder. Upon compliance with the preceding sentence, such Holder shall, for all purposes under this Indenture and the Plan, be deemed to have surrendered such Original Notes.

                   (d) As provided in the Plan, any Holder of Original Notes which shall not have surrendered or have been deemed to surrender its Original Notes within two (2) years after the Effective Date shall have its Claim (as defined in the Plan) disallowed, shall receive no distribution of Restated Notes under this Indenture or the Plan, and shall be forever barred from asserting any claim against the Company or Guarantors on account of its Claim. Any Restated Notes issued and held for distribution on account of such Original Notes shall be canceled.

         SECTION 2.2           Form and Dating.

         The Amended and Restated Notes and the Trustee's certificate of authentication, in respect thereof, shall be substantially in the form of Exhibit B hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Any such notations, legends or endorsements not contained in the form of Security attached as Exhibit B hereto shall be delivered in writing to the Trustee. Each Security shall be dated the date of its authentication.

         The terms and provisions contained in the form of Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.


         SECTION 2.3           Execution and Authentication.

         Two Officers shall sign, or one officer shall sign and one officer shall attest to, the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted, or reproduced on the Securities and may be in facsimile form.

         If an Officer whose signature is on a Security was an officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless and the Company shall nevertheless be bound by the terms of the Securities and this Indenture.

         A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security, but such signature shall be conclusive evidence that the Security has been authenticated pursuant to the terms of this Indenture.

         The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $30,000,000 upon a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $30,000,000, except as provided in
Section 2.8. Upon the written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Securities in substitution of Securities originally issued to reflect any name change of the Company.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, any Affiliate of the Company or any of their respective Subsidiaries.

         Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.


         SECTION 2.4           Registrar and Paying Agent.

         The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency in the Borough of Manhattan, The City of New York where Securities may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities may be served. The Company may act as its own Registrar or Paying Agent, except that, for the purposes of Articles III and IX, neither the Company nor any Affiliate of the Company shall act as Paying Agent. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. The Company hereby initially appoints the Trustee as Registrar and Paying Agent, and the Trustee hereby initially agrees so to act.

         The Company shall enter into an appropriate written agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall promptly notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

         SECTION 2.5           Paying Agent to Hold Assets in Trust.

         The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Securities (whether such assets have been distributed to it by the Company or any other obligor on the Securities), and shall notify the Trustee in writing of any Default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate such assets and hold them as a separate trust fund for the benefit of the Holders or the Trustee. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent (if other than the Company) shall have no further liability for such assets.


         SECTION 2.6           Securityholder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before the third Business Day preceding each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee reasonably may require of the names and addresses of Holders. The Trustee, the Registrar and the Company shall provide a current securityholder list to any Gaming Authority upon demand.


         SECTION 2.7           Transfer and Exchange.

         When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments, or similar governmental charge payable upon exchanges or transfers pursuant to Sections 2.2, 2.10, 3.6, or 10.5). Except for a required regulatory redemption pursuant to Section 3.2 of this Indenture or an order of any Gaming Authority, the Registrar or co-Registrar shall not be required to register the transfer of or exchange of any Security selected for redemption in whole or in part pursuant to Article Three, except the unredeemed portion of any Security being redeemed in part.


         SECTION 2.8           Replacement Securities.

         If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims and submits an affidavit or other evidence, satisfactory to the Trustee, to the Trustee to the effect that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Security. Every replacement Security is an additional obligation of the Company.


         SECTION 2.9           Outstanding Securities.

         Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those canceled by it, those delivered to it for cancellation and those described in this Section 2.9 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security, except as provided in Section 2.10.

         If a Security is replaced pursuant to Section 2.8 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.8.

         If on a Redemption Date or the Maturity Date the Paying Agent (other than the Company or an Affiliate of the Company) holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Securities payable on that date and payment of the Securities called for redemption is not otherwise prohibited, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.


         SECTION 2.10          Treasury Securities.

         In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent, Securities owned by the Company, any Guarantor and Affiliates of the Company or of any Guarantor shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, amendment, supplement, waiver or consent, only Securities that the Trustee knows or has reason to know are so owned shall be disregarded.


         SECTION 2.11          Temporary Securities.

         Until definitive Securities are ready for delivery, the Company may prepare, the Guarantor shall endorse and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company reasonably and in good faith considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare, the Guarantor shall endorse and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as permanent Securities authenticated and delivered hereunder.


         SECTION 2.12          Cancellation.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent (other than the Company or an Affiliate of the Company), and no one else, shall cancel and, at the written direction of the Company, shall dispose of all Securities surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.8, the Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.12, except as expressly permitted in the form of Securities and as permitted by this Indenture.


         SECTION 2.13          Defaulted Interest.

         If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest, plus (to the extent lawful) interest on the defaulted interest, to the persons who are Holders on a Record Date (or at its option a subsequent special record date) which date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day, unless the Trustee fixes another record date. At least 15 days before the subsequent special record date, the Company shall mail to each Holder with a copy to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

                                   ARTICLE III
                                   REDEMPTION

         SECTION 3.1           Right of Redemption.

         Redemption of Securities  shall be made in accordance with this Article
III. At its election, the Company may redeem the Securities in whole or from time to time in part, at any time upon payment of the Redemption Price.


         SECTION 3.2           Redemption Pursuant to Gaming Laws.

         Notwithstanding any other provision of this Indenture, the Notes shall also be redeemable at any time pursuant to, and in accordance with, any order of any Gaming Authority with appropriate jurisdiction and authority, or to the extent necessary in the reasonable, good faith judgment of the Board of Directors of the Company to prevent the loss or material impairment or secure the reinstatement of any Gaming License or to prevent such Gaming Authority from taking any other action, which if lost, impaired, not reinstated or taken, as the case may be, would have a material adverse effect on the Company or any Guarantor, or where such redemption or acquisition is required because the holder or beneficial owner of such security redeemed or acquired is required to qualify, be found suitable, or become licensed as such under such Gaming Laws and such holder or beneficial owner refuses to, or does not so qualify, obtain a finding of suitability or become licensed (a "Required Regulatory Redemption") . If the Company requires the redemption of any Security pursuant to this Section 3.2, then the redemption price shall be the principal amount thereof, plus accrued interest to the date of such determination of unsuitability. The Company shall tender the redemption price (together with any accrued and unpaid interest) to the Trustee no later than thirty (30) days after the Company gives the Securityholder or owner of a beneficial or voting interest written notice of redemption or such earlier date as may be ordered by any Gaming Authority. The Company shall notify the Trustee of any disposition or redemption required under this Section 3.2, and upon receipt of such notice, the Trustee shall not accord any rights or privileges under this Indenture or any Security to any Securityholder or owner of a beneficial or voting interest who is required to dispose of any Security or tender it for redemption, except to pay the redemption price (together with any accrued but unpaid interest) upon tender of such Security.


         SECTION 3.3           Notices to Trustee.

         If the Company elects to redeem Securities pursuant to Article III, it shall notify the Trustee in writing of the date on which the Notes are to be redeemed ("Redemption Date") and the principal amount of Securities to be redeemed and whether it wants the Trustee to give notice of redemption to the Holders.

         If the Company elects to reduce the principal amount of Securities to be redeemed pursuant to Paragraph 5 of the Securities by crediting against any such redemption Securities it has not previously delivered to the Trustee for cancellation, it shall so notify the Trustee of the amount of the reduction and deliver such Securities with such notice.

         The Company shall give each notice to the Trustee  provided for in this
Section 3.3 at least 30 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee or required by applicable Gaming Laws).


         SECTION 3.4           Selection of Securities to Be Redeemed.

         If less than all of the Securities are to be redeemed pursuant to Paragraph 5 thereof, the Trustee shall select from among such Securities to be redeemed pro rata or by lot or by such other method as the Trustee shall determine to be fair and appropriate and in such manner as complies with any applicable legal and stock exchange requirements.

         The Trustee shall make the selection from the Securities outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of securities called for redemption.


         SECTION 3.5           Notice of Redemption.

         At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first class mail, postage prepaid, to each Holder whose Securities are to be redeemed (unless a shorter notice shall be required by applicable Gaming Laws). At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. Each notice for redemption shall identify the Securities to be redeemed and shall state:

                   (1)      the Redemption Date;

                   (2) the Redemption Price, including the amount of a ccrued and unpaid interest to be paid upon such redemption;

                   (3)      the name, address and telephone number of the Paying
Agent;

                   (4) that Securities called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

                   (5) that, unless (a) the Company defaults in its obligation to deposit U.S. Legal Tender with the Paying Agent in accordance with Section
3.7 hereof or (b) such redemption payment is prevented for any reason, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price, including accrued and unpaid interest, upon surrender to the Paying Agent of the Securities called for redemption and to be redeemed;

                   (6) if any Security is being redeemed in part, the portion of the principal amount, equal to $1,000 or any integral multiple thereof, of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued;

                   (7) if less than all the Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of such Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption;

                   (8)      the CUSIP number of the Securities to be redeemed;
and

                   (9) that the notice is being sent  pursuant  to this  Section
3.4 and pursuant to the optional redemption provisions of Paragraph 5 of the Securities.

         SECTION 3.6           Effect of Notice of Redemption.

         Once notice of redemption is mailed in accordance with Section 3.5, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price, including accrued and unpaid interest. Upon surrender to the Trustee or Paying Agent, such Securities called for redemption shall be paid at the Redemption Price, including interest, if. any, accrued to and unpaid on the Redemption Date; provided that if the Redemption Date is after a regular Record Date and on or prior to the Interest Payment Date, the accrued interest shall be payable to the Holder of the redeemed Securities registered on the relevant Record Date; and provided, further, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.


         SECTION 3.7           Deposit of Redemption Price.

         On or before the Redemption Date, the Company shall deposit with the Paying Agent (other than the Company or an Affiliate of the Company) U.S. Legal Tender sufficient to pay the Redemption Price of, including accrued and unpaid interest on, all Securities to be redeemed on such Redemption Date (other than Securities or portions thereof called for redemption on that date that have been delivered by the Company to the Trustee for cancellation). The Paying Agent shall promptly return to the Company any U.S. Legal Tender so deposited which is not required for that purpose upon the written request of the Company.

         If the Company complies with the preceding paragraph and the other provisions of this Article III and payment of the Securities called for redemption is not prevented for any reason, interest on the Securities to be redeemed will cease to accrue on the applicable Redemption Date, whether or not such Securities are presented for payment. Notwithstanding anything herein to the contrary, if any Security surrendered for redemption in the manner provided in the Securities shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph and the other provisions of this Article III, interest shall continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal, and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in Section 5.1 hereof and the Securities.


         SECTION 3.8           Securities Redeemed in Part.

         Upon surrender of a Security that is to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder, without service charge, a new Security or Securities equal in principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE IV
                                    SECURITY

         SECTION 4.1           Security Interest.

                  (a) In order to secure the Indenture Obligations, the Company, the Guarantors and the Trustee have entered into the Mortgage. Each Holder, by accepting a Security, agrees to all of the terms and provisions of the Mortgage and the Trustee agrees to all of the terms and provisions of the Mortgage as the Mortgage may be amended from time to time pursuant to the provisions thereof and hereof.

                  (b) The Collateral as now or hereafter constituted shall be held for the equal and ratable benefit of the Holders without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance, sale or otherwise, as security for the Indenture Obligations.

                  (c) The provisions of TIA ss. 314(d), and the provisions of TIA ss. 314(c)(3) to the extent applicable by specific reference in this Article Four, are hereby incorporated by reference herein as if set forth in their entirety and to the same extent as if the Indenture were qualified under the TIA.


         SECTION 4.2           Recording; Opinions of Counsel.

                  (a) The Company represents that it has caused to be executed and delivered, filed and recorded and covenants that it will promptly cause to be executed and delivered, filed and recorded, all instruments and documents, and have done and will do or will cause to be done all such acts and other things, at the Company's expense, as are necessary to subject the Collateral to valid security interests and to perfect those security interests. The Company shall, as promptly as practicable, cause to be executed and delivered, filed and recorded all instruments and do all acts and other things as may be required by law to perfect, maintain and protect the security interests under the Mortgage and herein. The Company has obtained endorsements of title insurance naming the Trustee as insured for the benefit of the Holders in the aggregate amount equal to the cost of Property that is real property subject to the Mortgage, subject only to those exceptions which are reasonably acceptable to the Trustee.

                  (b) The Company shall furnish to the Trustee, within 60 days after April 1 in each year (beginning April 1, 1997) an Opinion(s) of Counsel, dated as of such date, stating that, in the opinion of such counsel, subject to customary exclusions and exceptions, either (A) all action has been taken with respect to the recording, registering, filing, rerecording and refiling of the Indenture, all supplemental indentures, the Mortgage, financing statements, continuation statements and all other instruments of further assurance as is necessary to maintain the security interests under the Mortgage and hereunder in full force and effect and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed and such other actions taken that are necessary fully to preserve and protect the rights of the Holders and the Trustee hereunder and under the Mortgage, or
(B) no such action is necessary to maintain the security interests in full force and effect.


         SECTION 4.3           Disposition of Certain Collateral.

                  (a) The Company and the Guarantors may, without consent of the Trustee, but otherwise subject to the requirements of this
Indenture:

                           (i) sell, assign, transfer, license or otherwise dispose of, free from the security interests under the Mortgage and hereunder, any machinery, equipment, or other personal Property constituting Collateral that has become worn out, obsolete, or unserviceable or is being upgraded, upon replacing the same with or substituting for the same, machinery, equipment or other Property constituting Collateral not necessarily of the same character but being, of at least equal fair value and at least equal utility to the Company as the Property so disposed of, which Property shall without further action become Collateral subject to the security interests under the Mortgage and hereunder;

                           (ii) (A) sell, assign, transfer, license or otherwise dispose of, free from the security interests under the mortgage and hereunder, inventory held for resale that is at any time part of the Collateral in the ordinary course of the Company's business, consistent with industry practices, (B) collect, liquidate, sell, factor or otherwise dispose of, free from the security interests, accounts receivable or notes receivable that are part of the Collateral in the ordinary course of the Company's business, consistent with industry practices, or (C) make Cash payments (including scheduled repayments of Indebtedness permitted to be incurred hereby) from Cash that is at any time part of the Collateral in the ordinary course of business;

                           (iii) abandon, sell, assign, transfer, license or otherwise dispose of any personal Property the use of which is no longer necessary or desirable in the proper conduct of the business of the Company and its Subsidiaries and the maintenance of its earnings and is not material to the conduct of the business of the Company and its Subsidiaries; and

                           (iv) sell, assign, transfer, license or otherwise dispose of, free from the Security Interests any assets or property in accordance with Section 5.14.

                  (b) Notwithstanding the provisions of subsection (a) above, the Company and the Guarantors shall not dispose of or transfer (by lease, assignment, sale or otherwise) or pledge, mortgage or otherwise encumber Collateral pursuant to the provisions of Section 4.3(a)(ii) or (iii) with a fair value of 10% or more of the aggregate fair value of all Collateral then existing in any transaction or any series of related transactions.

                  (c) In the event that the Company or any Guarantor has sold, exchanged, or otherwise disposed of or proposes to sell, exchange or otherwise dispose of any portion of the Collateral which under the provisions of this
Section 4.3 may be sold, exchanged or otherwise disposed of by the Company and the Guarantors without consent of the Trustee, and the Company and the Guarantors request the Trustee to furnish a written disclaimer, release or quitclaim of any interest in such property under the Mortgage, the Trustee shall execute such an instrument upon delivery to the Trustee of an Officers, Certificate by the Company and the Guarantors reciting the sale, exchange or other disposition made or proposed to be made and describing in reasonable detail the property affected thereby, and stating and demonstrating that such property is property which by the provisions of this Section 4.3 may be sold, exchanged or otherwise disposed of or dealt with by the Company and the Guarantors without any release or consent of the Trustee.

                  (d) Any disposition of Collateral made in compliance with the provisions of this Section 4.3 shall be deemed not to impair the Security Interests in contravention of the provisions of this Indenture.



         Certain Releases of Collateral. leases of Collateral.

         Subject to applicable law, the release of any Collateral from the terms of the Mortgage or the release of, in whole or in part, the Liens created by the Mortgage, will not be deemed to impair the Mortgage in contravention of the provisions of this Indenture if and to the extent the Collateral or Liens are released pursuant to, and in accordance with, the applicable agreement creating the Mortgage and pursuant to, and in accordance with, the terms hereof. To the extent applicable, without limitation, the Company and each obligor on the Securities shall cause Trust Indenture Act ss. 314(d) relating to the release of property or securities from the Liens of the Mortgage to be complied with. Any certificate or opinion required by Trust Indenture Act ss. 314(d) may be made by one officer prior to the qualification of the Indenture under the TIA and by two officers after such qualification, except in cases which Trust Indenture Act 314(d) requires that such certificate or opinion be made by an independent person.

         Notwithstanding any other provision of this Indenture, the Notes, or the Mortgage, upon payment to the Trustee of Two Million and no/100 Dollars ($2,000,000), the Trustee shall cause the Release Parcel to be released from the Mortgage by causing to be recorded a deed of partial reconveyance in the Official Records of Clark County, Nevada. Such payment shall be applied: (a) first, to redemption of Senior Notes as provided in the Senior Note Purchase Agreement; and (b) any remaining portion of such payment shall be applied to redemption of Notes as provided in Article III of this Indenture.


         SECTION 4.5           Payment of Expenses.

         On demand of the Trustee, the Company forthwith shall pay or satisfactorily provide for all reasonable expenditures incurred by the Trustee under this Article IV, including the reasonable fees and expenses of counsel and all such sums shall be a Lien upon the Collateral and shall be secured thereby.


         SECTION 4.6           Suits to Protect the Collateral.
                               -------------------------------

         Subject to Section 4.1 of this Indenture and to the provisions of the Mortgage, the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of the Mortgage or this Indenture, including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid or if the enforcement of, or compliance with, such enactment, rule or order would impair the security interests in contravention of this Indenture or be prejudicial to the interests of the Holders or of the Trustee. The Trustee shall give notice to the Company promptly following the institution of any such suit or proceeding.


         SECTION 4.7           Trustee's Duties.

         The powers and duties conferred upon the Trustee by this Article IV are solely to protect the Security Interests and shall not impose any duty upon the Trustee to exercise any such powers and duties, except as expressly provided in this Indenture. The Trustee shall be under no duty to the Company or any Guarantor whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral, or to take any steps necessary to preserve any rights against prior parties except as expressly provided in this Indenture. The Trustee shall not be liable to the Company or the Guarantors for failure to collect or realize upon any or all of the Collateral, or for any delay in so doing, nor shall the Trustee be under any duty to the Company or the Guarantors to take any action whatsoever with regard thereto. The Trustee shall have no duty to the Company or the Guarantors to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of the Security Interests in, or the Trustee's rights in or to, any of the Collateral.

                                    ARTICLE V
                                    COVENANTS

         SECTION 5.1           Payment of Securities.

         The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds for the benefit of the Holders, on or before 10:00 a.m. New York City time on that date, U.S. Legal Tender deposited and designated for and sufficient to pay the installment.

         The Company shall pay interest on overdue principal and on overdue installments of interest at the rate specified in the Securities compounded semi-annually, to the extent lawful.


         SECTION 5.2           Maintenance of Office or Agency.

         The Company and the Guarantors shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company and the Guarantors in respect of the Securities and this Indenture may be served. The Company and the Guarantors shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company and the Guarantors shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 14.2.

         The Company and the Guarantors may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company and the Guarantors of their obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company and the Guarantors shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company and the Guarantors hereby initially designate the Corporate Trust Office of the Trustee as such office.


         SECTION 5.3           Limitation on Restricted Payments.

         (a) The Company and the Guarantors will not, and none will permit any of their respective Subsidiaries to, make, directly or indirectly, any Restricted Payment (including Permitted Equity Proceeds Investments) if, after giving effect thereto on a pro forma basis:

                  (1) a Default or an Event of Default shall have occurred and be continuing; or

                  (2) the aggregate amount of all Restricted Payments (including Permitted Equity Proceeds Investments) made by the Company, the Guarantors and their respective Subsidiaries, including after giving effect to such proposed Restricted Payment, from and after the Effective Date, would exceed the sum of

                           (a) the aggregate Consolidated Net Income of the Company for the period (taken as one accounting period) commencing on the first day of the first full fiscal quarter commencing subsequent to the Effective Date, to and including the last day of the fiscal quarter ended immediately prior to the date of each such calculation (or, in the event Consolidated Net Income for such period is a deficit, then minus 100% of such deficit), minus 100% of the amount of any writedowns or writeoffs not otherwise reflected in Consolidated Net Income during such period, plus

                           (b) the aggregate Net Proceeds received by the Company from the sale of its Qualified Capital Stock, other than sales to any of its Subsidiaries, after the Effective Date, plus

                           (c) the aggregate net book value of Investments previously made by the Company after the Effective Date which, when made, reduced amounts available pursuant to this clause (2) that have been returned to the Company (excluding any such amounts included in Consolidated Net Income).

         Provided, however, that so long as the amount stated in the foregoing clause (2) of the prior paragraph is not exceeded, the Company and Guarantors may make Restricted Payments consisting of (t) the Investment of up to $1 million in the aggregate by the Company or any Guarantor in any of their respective Subsidiaries for working capital purposes, (u) Investments by the Company or any Guarantor in Fremont Street Experience, L.L.C. (or any other entity organized for the purpose of operating the Fremont Street Experience) not to exceed Seven Hundred Fifty Thousand Dollars ($750,000) in the aggregate during any 12-month period for the purpose of funding operations of the Fremont Street Experience, (v) any dividend or other distribution by a Guarantor to stockholders or partners of such Guarantor on a pro rata basis with respect to the amount and character of property so paid or distributed, (w) a Required Regulatory Redemption, (x) the defeasance, redemption, repurchase or other acquisition of Capital Stock or subordinated Indebtedness of the Company with the Net Proceeds received by the Company from the substantially concurrent sale of Qualified Capital Stock or in exchange for Qualified Capital Stock, (y) the payment of any dividend or redemption of Qualified Capital Stock within 60 days after the date of its declaration or authorization, respectively, if such dividend or redemption could have been made on the date of such declaration or authorization in compliance with the foregoing provisions, or (z) the Investment in or loans to Guarantors for the purpose of financing commitments to third parties (including, without limitation, good faith deposits and option payments) to develop, construct, or acquire Casinos or to acquire Native American Casino Management Contracts.

         (b) Prior to the last day of the Company's first full fiscal quarter subsequent to the Effective Date during which the Company and its Consolidated Subsidiaries have generated Consolidated EBITDA of at least $1.0 million, the Company and the Guarantors will not, and none will permit any of their respective Subsidiaries to, make, directly or indirectly, any Restricted Payment, except for (i) Investments of Permitted Equity Proceeds Investments up to an aggregate of $10 million, and (ii) Restricted Payments made in reliance upon clause (z) of the immediately preceding paragraph.


         SECTION 5.4           Corporate Existence.


         Except as  otherwise  provided  in the Plan and Order,  and  subject to
Article VI, the Company and the Guarantors shall do or cause to be done all things necessary to preserve and keep in full force and effect their corporate existence and the corporate or other existence of each of their Subsidiaries in accordance with the respective organizational documents of each of them and the rights (charter and statutory) and corporate franchises of the Company and their Guarantors and each of their Subsidiaries; provided, however, that neither the Company nor any of the Guarantors shall be required to preserve, with respect to itself, any right or franchise, and with respect to any of their Subsidiaries, any such existence, right or franchise, if (a) the Board of Directors of the Company shall determine reasonably and in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and
(b) the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 5.5           Payment of Taxes and Other Claims.

         Except as otherwise provided in the Plan and Order, the Company and the Guarantor shall, and shall cause each of their Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company, any Guarantor or any of their Subsidiaries or properties and assets of the Company, any Guarantor or any of their Subsidiaries and (ii) all lawful claims, whether for labor, materials, supplies, services or anything else, which have become due and payable and which by law have or may become a Lien upon the property and assets of the Company, any Guarantor or any of their Subsidiaries; provided, however, that neither the Company nor any Guarantor shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been established in accordance with GAAP.

         SECTION 5.6           Maintenance of Insurance.

         From and at all times after the Effective Date, the Company and its Subsidiaries shall have in effect customary insurance for business interruptions and general liability, and shall have completion or similar bonds in place for all ongoing projects, in each case on terms and in an amount reasonably sufficient to avoid a material adverse change in the financial condition or results of operation of the Company and its Subsidiaries taken as a whole.


         SECTION 5.7           Compliance Certificate; Notice of Default.

                  (a) The Company shall deliver to the Trustee quarterly within the times for delivery of annual and quarterly financial statements under
Section 5.8 below an Officers' Certificate complying (whether or not required) with Section 314 (a) (4) of the TIA and stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, whether or not the signer knows of any failure by the Company, any Guarantor or any Subsidiary of the Company or any Guarantor to comply with any conditions or covenants in this Indenture and, if such signer does know of such a failure to comply, the certificate shall describe such failure with particularity. The Officers' Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

                  (b) So long as not contrary to the then current recommendation of the American Institute of Certified Public Accountants, the Company shall deliver to the Trustee within 120 days after the end of each of its fiscal years a written report of a firm of independent certified public accountants with an established national reputation stating that in conducting their audit for such fiscal year, nothing has come to their attention that caused them to believe that the Company or any Subsidiary of the Company was not in compliance with the provisions set forth in Sections 5.3, 5.11, 5.14, 5.15, or 5.16 of this Indenture.

                  (c) The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, immediately upon becoming aware of any Default or Event of Default under this Indenture, an Officers, Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto. The Trustee shall not be deemed to have knowledge of a Default or an Event of Default unless one of its trust officers receives notice of the Default giving rise thereto from the Company or any of the Holders.


         SECTION 5.8           Reports.

         Whether or not the Company is subject to the reporting  requirements of
Section 13 or 15(d) of the Exchange Act, the Company shall deliver to the Trustee and to each Holder, within 15 days after it is or would have been required to file such with the SEC, annual and quarterly financial statements substantially equivalent to financial statements that would have been included in reports filed with the SEC if the Company were subject to the requirements of
Section 13 or 15(d) of the Exchange Act including, with respect to annual information only, a report thereon by the Company's certified independent public accountants as such would be so required, together with a management's discussion and analysis of financial condition and results of operations which would be so required.


         SECTION 5.9           Waiver of Stay, Extension or Usury Laws.
                               ---------------------------------------

         The Company and each Guarantor covenants (to the extent, that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law wherever enacted which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that they may lawfully do so) the Company and each Guarantor hereby expressly waives all benefit or advantage of any such law insofar as such law applies to the Securities, and covenant that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


         SECTION 5.10          Limitation on Transactions with Affiliates.
                               ------------------------------------------

         If the Company, any Guarantor, any Unrestricted Subsidiary, or any of their respective Subsidiaries shall, on or after the Effective Date, enter into any transaction, including any contract, agreement, understanding, loan, advance or guarantee and including any series of related transactions, with or for the benefit of any Affiliate other than the Company or a Guarantor (an "Affiliate Transaction") with a value to either party in excess of $500,000, the Company or such Subsidiary must, prior to the consummation thereof, provide written notice of the Affiliate Transaction to the Trustee.


         SECTION 5.11 Limitation on Incurrence of Additional Indebtedness and Disqualified Capital

Stock.

         Except as set forth below or as stated in the Plan and Order, the Company and the Guarantors will not, and none will permit any of their respective Subsidiaries to, directly or indirectly, issue, assume, guaranty, incur, become directly or indirectly liable with respect to (including as a result of an acquisition, merger or consolidation), extend the maturity of, or otherwise become responsible for, contingently or otherwise (individually and collectively, to "incur," or, as appropriate, an "incurrence"), any Indebtedness or any Disqualified Capital Stock from and after the Effective Date.

                   (a) The Company and the Guarantors may incur Indebtedness or Disqualified Capital Stock if (i) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect, on a pro forma basis, to such incurrence of such Indebtedness or Disqualified Capital Stock and (ii) on the date of the incurrence of such Indebtedness or Disqualified Capital Stock (the "Incurrence Date"), the Consolidated Fixed Charges Coverage Ratio of the Company for the Reference Period immediately preceding the Incurrence Date, after giving effect, on a pro forma basis, to such incurrence of such Indebtedness or Disqualified Capital Stock, would be at least 2.0 to 1; provided that Indebtedness incurred by a Guarantor shall be subordinated in all material respects to such Guarantor's guarantee of the Company's obligations with respect to the Notes, except that Indebtedness incurred by a Guarantor solely to guarantee Indebtedness of the Company that is pari passu with the Notes may be pari passu with such applicable Guarantee of the Notes.

                   (b) The Company and the Guarantors may incur Indebtedness evidenced by the Notes and other obligations pursuant to the Indenture up to the amounts specified therein as of the date thereof.

                   (c) The Company and the Guarantors may incur Indebtedness evidenced by the Senior Notes.

                   (d) The Company and the Guarantors may incur Permitted FF&E Financing.

                   (e) The Company and the Guarantors may incur Indebtedness not to exceed Ten Million Dollars ($10,000,000) in connection with a revolving line of credit secured by receivables and inventory made available by a bank or other institutional lender.

                   (f) The Company and the Guarantors may incur Refinancing Indebtedness with respect to any Indebtedness or Disqualified Capital stock, as applicable, described in clauses (a) through (e) of this covenant so long as such Refinancing Indebtedness satisfies the applicable requirements of such clauses.

                   (g) The Company and the Guarantors may incur Indebtedness solely in respect of bankers acceptances, letters of credit and performance bonds (to the extent that such incurrence does not result in the incurrence of any obligation for the payment of borrowed money of others), all in the ordinary course of business, in amounts and for the purposes customary in the Company's industry for gaming operations similar to those of the Company; provided that the aggregate principal amount outstanding of such Indebtedness (including any Indebtedness issued to refinance, refund or replace such Indebtedness) shall at no time exceed $2 million.

                   (h) The Company may incur Indebtedness to any Guarantor of the Company, any Guarantor of the Company may incur Indebtedness to any other Guarantor or to the Company; provided that such obligations, in each case, shall be subordinated in all respects to the Company's obligations pursuant to the Notes or such Guarantor's obligations pursuant to its guaranty of the Company's obligations pursuant to the Notes, as the case may be; provided, further, that, in the event such Guarantor is no longer a Guarantor, any debt owed to such person shall be deemed an incurrence for purposes of this Section 5.11.

                   (i) The Company and the Guarantors may incur Indebtedness representing the balance deferred and unpaid of the purchase price of any property or services used in the ordinary course of their business that would constitute ordinarily a trade payable to trade creditors (other than accounts payable or other obligations to trade creditors arising in the ordinary course of business which have remained unpaid for greater than 60 days, unless such payable or obligation is being contested in good faith and for which adequate reserves have been established in accordance with GAAP).

                   (j) The Company and any Guarantor may post a bond or surety obligation in order to prevent the loss or material impairment of, or to obtain, a Gaming License, or as otherwise required by an order of any Gaming Authority to the extent required by applicable law and consistent in character and amount with customary industry practice.

                   (k) The Company and any Guarantor may incur Indebtedness not to exceed $3 million in the aggregate outstanding at any time arising under any appeal or reimbursement obligations with respect to any judgment, which judgment does not constitute a Default.

                   (l) The company and any Guarantor may incur Indebtedness not to exceed $3 million in the aggregate outstanding at any time constituting reimbursement obligations with respect to letters of credit in respect of workers' compensation claims.


         SECTION 5.12 Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries.

         Neither the Company, the Guarantors, nor any of their respective Subsidiaries will, directly or indirectly, create, assume or suffer to exist any consensual encumbrance or restriction on the ability of any such Subsidiary to pay dividends or make other distributions on the Capital Stock of any such Subsidiary of the Company or pay any obligation to the Company or any of its Subsidiaries or otherwise transfer assets or make or pay loans or advances to the Company or any of its Subsidiaries, except (a) restrictions imposed by the Notes or the Indenture, (b) restrictions imposed by the Senior Notes and Senior Note Documents, (c) customary provisions restricting subletting or assignment of any lease entered into in the ordinary course of business, consistent with industry practices, (d) restrictions imposed by applicable gaming laws or any applicable Gaming Authority, (e) restrictions under any agreement relating to any property, asset, or business acquired by the Company or its Subsidiaries, which restrictions existed at the time of acquisition, were not put in place in anticipation of such acquisition and are not applicable to any person, other than the person acquired or to any property, asset or business other than the property, assets and business of the person so acquired, (f) any such restriction in existence as of the Effective Date after giving effect to the use of proceeds to retire existing debt, (g) any restrictions with respect to a Subsidiary of the Company imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary and (h) replacements of restrictions imposed pursuant to clauses (a) through (e) that are no more restrictive than those being replaced.


         SECTION 5.13          Limitation on Liens.

         Neither the Company, the Guarantors nor their respective Subsidiaries shall directly or indirectly, create, incur, assume or suffer to exist any Lien in or on any right, title or interest to any of their respective properties subject to the Liens of the Mortgage, except Permitted Liens.


         SECTION 5.14       Limitations on Sales of Assets and Subsidiary Stock.

         Neither the Company, the Guarantors nor any of their respective Subsidiaries will, in one or a series of related transactions, convey, sell, transfer, assign or otherwise dispose of, directly or indirectly, any of its property, business or assets, including upon an Event of Loss, any sale or other transfer or issuance of any Capital Stock of any Subsidiary of the Company, whether by the Company or a Subsidiary of the Company, or through the issuance, sale or transfer of Capital Stock by a Subsidiary of the Company (an "Asset Sale"), unless (A) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect, on a pro forma, basis, to, such Asset Sale and (B) the Board of Directors of the Company determines in good faith that the Company or such applicable Subsidiary receives fair market value for such Asset Sale.

Notwithstanding the foregoing provisions of this paragraph:

                  (a) the Company and its Subsidiaries may in the ordinary course of business and consistent with past practices, convey, sell, lease, transfer, assign, or otherwise dispose of assets acquired and held for resale in the ordinary course of business;

                  (b) the Company and its Subsidiaries may convey, sell, lease, transfer or otherwise dispose of assets pursuant to and in accordance with the limitation on mergers, sales or consolidations provisions in the Indenture;

                  (c) the Company and its Subsidiaries may sell damaged, worn out or other obsolete property in the ordinary course of business so long as such property is no longer necessary for the proper conduct of the business of the Company or such Subsidiary, as applicable;

                  (d) in addition to assets sold pursuant to clauses (a), (b) and (c), above, the Company and the Guarantors may convey, sell, lease, transfer, assign, or otherwise dispose of assets to the extent that the aggregate proceeds from all such Asset Sales does not exceed $500,000 in any fiscal year..


         SECTION 5.15  Maintenance of Consolidated Fixed Charges Coverage Ratio.

         The Company shall maintain a Consolidated Fixed Charges Coverage Ratio, as of the last day of each fiscal quarter ending after the Effective Date, of at least 1.25 to 1 and shall furnish to the Trustee quarterly within the times for delivery of annual and quarterly financial statements under Section 5.8 above an Officers' Certificate setting forth the calculations of this ratio and stating that the Company is in compliance with this covenant.

         SECTION 5.16          Maintenance of Consolidated Net Worth.

         The Company shall furnish to the Trustee quarterly within the times for delivery of annual and quarterly financial statements under Section 5.8 above an Officers' Certificate setting forth the Consolidated Net Worth of the Company at the end of such fiscal quarter. The Company shall maintain Consolidated Net
Worth not less than an amount equal to its Consolidated Net Worth on the Effective Date, less Five Million Dollars ($5,000,000.00).

         SECTION 5.17          Limitation on Status as Investment Company.

         None of the Company, any Guarantor, any Unrestricted Subsidiary or any of their respective Subsidiaries shall become investment companies" (as that term is defined in the Investment" Company Act of 1940, as amended), or otherwise become subject to regulation under the Investment Company Act.


         SECTION 5.18     Restrictions on Sale and Issuance of Subsidiary Stock.

         The Company and each Guarantor shall not issue or sell, and shall not permit any of their respective Subsidiaries to issue or sell, any shares of Disqualified Capital Stock of any Subsidiary to any Person other than the Company or a wholly owned Subsidiary of the Company.


         SECTION 5.19          Additional Subsidiary Guarantors.

         The Company and each Guarantor shall cause each of their respective Subsidiaries created or acquired after the Effective Date to enter into a supplemental Indenture for the purpose of jointly and severally guaranteeing, subject only to any guarantee of the Senior Notes, the Company's obligations to pay principal, premium and interest on the Notes.

                                   ARTICLE VI
                              SUCCESSOR CORPORATION

         SECTION 6.1           Limitation on Merger, Sale or Consolidation.

         Neither the Company nor any of the Guarantors will consolidate with or merge with or into another person or, directly or indirectly, sell, lease or convey all or substantially all of its assets (computed on a consolidated basis), whether in a single transaction or a series of related transactions, to another Person or group of affiliated Persons, unless:

                           (1) either (a) the Company or such Guarantor, as the case may be, is the continuing entity or (b) the resulting, surviving or transferee entity is a corporation organized under the laws of the United States, any state thereof or the District of Columbia and expressly assumes by supplemental indenture all of the obligations of the Company or the Guarantor, as the case may be, in connection with the Notes and the Indenture;

                           (2)      no Default or Event of Default  shall  exist
or shall occur  immediately  after giving effect to such transaction;

                           (3) immediately after giving effect to such transaction, on a pro forma basis, the Consolidated Net Worth of the surviving or transferee entity is at least equal to the Consolidated Net Worth of the Company or the Guarantor, as the case may be, immediately prior to such transaction;

                           (4) immediately after giving effect to such transaction, on a pro forma basis, the surviving or transferee entity would immediately thereafter be permitted to incur at least $1.00 of additional Indebtedness pursuant to paragraph (a) of Section 5.11;

                           (5)      such transaction will not result in the loss
of any Gaming License; and

                           (6) the Company has delivered to the Trustee an Officers' Certificate stating that such consolidation, merger, assignment, or transfer and such supplemental indenture comply with this Article VI and that all conditions precedent herein provided relating to such transaction have been satisfied.

         For purposes of this Section, the Consolidated Fixed Charges Coverage Ratio shall be determined on a pro forma consolidated basis (giving effect, on a pro forma basis, to the transaction and any related incurrence of Indebtedness or Disqualified Capital Stock) for the four fiscal quarters which ended immediately preceding such transaction.

         For purposes of the first sentence of Section 6.1, the sale, lease or conveyance of all or substantially all of the properties and assets of one or more Subsidiaries of the Company or a Guarantor, which properties and assets, if held by the Company, or a Guarantor instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company or such Guarantor, as the case may be, on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company or such Guarantor, as the case may be.


         SECTION 6.2           Successor Corporation Substituted.

         Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company or a Guarantor in accordance with
Section 6.1, the successor corporation formed by such consolidation or into which the Company, such Guarantor or such Subsidiary, as the case may be, is merged or to which such transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, under the Indenture and the Notes with the same effect as if such successor corporation had been named therein as the Company, such Guarantor or such Subsidiary, as the case may be.

                                   ARTICLE VII
                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 7.1           Events of Default.

         "Event of Default," wherever used herein, means any one of the following events occurring after the Effective Date (whatever the reason for such Event of Default and whether it shall be caused voluntarily or involuntarily or effected, without limitation, by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                            (1)      the failure by the Company to pay any
installment of interest on the Notes as and when due and payable and the continuance of any such failure for 30 days;

                            (2)      the  failure  by the  Company  to pay  all
or any part of the principal, or premium, if any, on the Notes when and as the same become due and payable at maturity, redemption, by acceleration or otherwise;


                          (3) except as  provided in clauses (1) or (2) of this
         Section 7.1, failure of the Company or any Guarantor to comply with any provision of Article XII, which failure continues for 30 days;

                            (4) except as otherwise provided herein, the failure by the Company or any Guarantor to observe or perform any other covenant or agreement contained in the Notes or the Indenture and the continuance of such failure for a period of 30 days after written notice is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes outstanding;

                            (5) other than the Cases, a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudging the Company, any Guarantor or any of their Subsidiaries as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company, such Guarantor or any of such of their Subsidiaries under any bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court of competent jurisdiction over the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company, such Guarantor or any of such of their Subsidiaries, or of the property of any such person, or for the winding up or liquidation of the affairs of any such person, shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 60 days;

                            (6) other than the Cases, the Company, any Guarantor or any of their Subsidiaries shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a Custodian, receivers liquidator, trustee, or assignee in bankruptcy or insolvency of it or any of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall, within the meaning of any Bankruptcy Law, become insolvent, fails generally to pay their debts as they become due, or takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing;

                            (7) a default in the payment of principal, premium or interest when due which extends beyond any stated period of grace applicable thereto or an acceleration for any other reason of maturity of any Indebtedness of the Company or any of its Subsidiaries with an aggregate principal amount in excess of $1 million;

                            (8) final unsatisfied judgments not covered by insurance aggregating in excess of $1 million, at any one time rendered against the Company or any of its Subsidiaries and not stayed, bonded or discharged within 90 days;

                            (9)      the closing of a  substantial  portion of
the Four Queens Casino for more than 90 consecutive days;

                            (10) the loss of the legal right to operate the Four Queens Casino and such loss continuing for more than 90 consecutive days, except any loss of legal right caused primarily by any holder of the Notes (other than an Affiliate);

                            (11)  an event of default specified in the Mortgage;

                            (12) the occurrence of any event giving any of the Facility Lessors or sublessors the right to terminate any of the Facility Leases, other than expiration of a Facility Lease according to its terms; or

                           (13) an event of default specified in the Senior Note
Documents.

         If a Default occurs and is continuing, the Trustee must, within 90 days after the occurrence of such default, give to the Holders notice of such default.

         If an Event of Default occurs and is continuing (other than an Event of Default specified in clause (4), above, relating to the Company or any of its Subsidiaries), then in every such case, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of 25% in aggregate principal amount of the Notes then outstanding, by notice in writing to the Company, and to the Trustee if given by Holders (an "Acceleration Notice"), may declare all principal and accrued interest thereon to be due and payable immediately. If an Event of Default specified in clause (4), above, relating to the Company or any of its Subsidiaries occurs, all principal and accrued interest thereon will be immediately due and payable on all outstanding Notes without any declaration or other act on the part of Trustee or the Holders. The Holders of no less than a majority in aggregate principal amount of Notes generally are authorized to rescind such acceleration if all existing Events of Default, other than the non-payment of the principal or premium, if any, and interest on the Notes which have become due solely by such acceleration, have been cured or waived.

         Prior to the declaration of acceleration of the maturity of the Notes, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may waive on behalf of all the Holders any default, except a default in the payment of principal of or interest on any Note not yet cured, or a default with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Note affected. Subject to the provisions of the Indenture relating to the duties of the Trustee, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request, order or direction of any of the Holders, unless such Holders have offered to the Trustee reasonable security or indemnity. Subject to all provisions of the Indenture and applicable law, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee.

         Notwithstanding  the 30-day period and notice requirement  contained in
Section 7.1(3) above, with respect to a default under Article XII the 30-day period referred to in Section 7.1(3) shall be deemed to have begun as of the date the Change of Control Notice is required to be sent in the event that the Company has not complied with the provisions of Section 12.1, and the Trustee or Holders of at least 25% in principal amount of the outstanding Securities thereafter give the Notice of Default referred to in Section 7.1(3) to the Company and, if applicable, the Trustee; provided, however, that if the breach or default is a result of a default in the payment when due of the Change of Control Offer Price on the Change of Control Payment Date, such default shall be deemed, for purposes of this Section 7.1, to arise no later than on the Change of Control Payment Date.


         SECTION 7.2    Acceleration of Maturity Date; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 7.1(5) or (6)) occurs and is continuing, then, and in every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less then 25% in aggregate principal amount of then outstanding Securities, by a notice in writing to the Company and Group (and to the Trustee if given by Holders) (an "Acceleration Notice"), may declare all of the principal of the Securities (and premium, if applicable), determined as set forth below, together with accrued interest thereon, to be due and payable immediately. If an Event of Default specified in
Section 7.1(5) or (6) occurs, all principal of, premium applicable to, and accrued interest on, the Securities shall be immediately due and payable on all outstanding Securities without any declaration or other act on the part of the Trustee or the Holders.

         At any time after such a declaration of acceleration being made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article Seven, the Holders of a majority in aggregate principal amount of then outstanding Securities, by written notice to the Company and the Trustee, may waive, on behalf of all Holders, an Event of Default or an event which with notice or lapse of time or both would become an Event of Default if:

                           (1)      the Company has paid or deposited with the
Trustee a sum sufficient to pay

                                    (A) all overdue interest on all Securities,

                                    (B) the principal of (and premium,  if any,
applicable to) any Securities which would become due otherwise than by such declaration of acceleration, and interest thereon at the rate borne by the Securities,

                                    (C) to the extent that payment of such
interest is lawful, interest upon overdue interest at the rate borne by the Securities,

                                    (D) all  sums  paid  or  advanced  by  the
Trustee   hereunder  and  the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

                           (2) all Events of Default, other than the non-payment of amounts which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7.12.

Notwithstanding the previous sentence of this Section 7.2, no waiver shall be effective for any Event of Default or event which with notice or lapse of time or both would be an Event of Default with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Security, unless all such affected Holders agree, in writing, to waive such Event of Default or event. No such waiver shall cure or waive any subsequent default or impair any right consequent thereon.


         SECTION 7.3      Collection of Indebtedness and Enforcement by Trustee.

         The Company covenants that if an Event of Default in payment of principal, premium, or interest specified in Section 7.1(1) and (2) occurs and is continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium (if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including compensation to, and expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust in favor of the Holders, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders either

                           (1) by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy; or

                           (2) by exercise of any power of sale or other remedies provided in the Mortgage, including the rights of a secured creditor under the Uniform Commercial Code. In connection therewith, Trustee may credit bid at any real or personal property foreclosure sale in amounts deemed appropriate by Trustee in its sole discretion, and may take ownership of any Collateral, either in its own name for the benefit of the Holders, or in the name of a Nevada corporation which Trustee may form; provided, that such corporation shall issue voting stock to the Holders in such proportion as the unpaid principal amounts of the Securities respectively held by each Holder bears to the total outstanding principal amount of all Securities.


         SECTION 7.4           Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise to take any and all actions under the TIA, including

                           (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel) and of the Holders allowed in such judicial proceeding, and

                           (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


        SECTION 7.5 Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust in favor of the Holders, and any recovery of judgment shall, after provision for the payment of compensation to, and expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


         SECTION 7.6           Priorities.

         Any money collected by the Trustee pursuant to this Article Seven shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium (if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:   To the Trustee in payment of all amounts due pursuant to
Section 8.7;

         SECOND: To the Holders in payment of the amounts then due and unpaid for principal of, premium (if any) and interest on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium (if any) and interest, respectively; and

         THIRD:   To whomsoever may be lawfully entitled thereto, the remainder, if any.


         SECTION 7.7           Limitation on Suits.

         No Holder of any Security shall have any right to order or direct the Trustee to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                           (A)      such Holder has previously  given written
notice to the Trustee of a continuing Event of Default;

                           (B) the Holders of not less than 25% in principal amount of then outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                           (C) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred or reasonably probable to be incurred in compliance with such request;

                           (D) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                           (E) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


         SECTION 7.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision of this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of' the principal of, and premium (if any) and interest on, such Security on the Maturity Dates of such payments as expressed in such Security (in the case of redemption, the Redemption Price on the applicable Redemption Date, and in the case of the Change of Control Purchase Price, on the applicable Change of Control Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


         SECTION 7.9           Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 2.8, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


         SECTION 7.10          Delay or Omission Not Waiver.

         No delay or omission by the Trustee or by any Holder of any Security to exercise any right or remedy arising upon any Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Article Seven or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


         SECTION 7.11          Control by Holders.

         The Holder or Holders of a majority in aggregate principal amount of then outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee, provided, that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture,

         (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction, and

         (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


         SECTION 7.12          Waiver of Past Default.

         Subject to Section 7.8, the Holder or Holders of not less than a majority in aggregate principal amount of the outstanding Securities may, by written notice to the Trustee on behalf of all Holders, prior to the declaration of the maturity of the Securities, waive any past default hereunder and its consequences, except a default

                           (A)  in the payment of the  principal  of,  premium,
if any,  or  interest  on, any Security as specified in clauses (1) and (2) of
Section 7.1, or

                           (B) in respect of a covenant or provision hereof which, under Article X, cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair the exercise of any right arising therefrom.


         SECTION 7.13          Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted to be taken by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.13 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the outstanding Securities, or to any suit instituted by any Holder for enforcement of the payment of principal of, or premium (if any) or interest on, any Security on or after the Maturity Date of such Security.

         SECTION 7.14          Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                  ARTICLE VIII
                                     TRUSTEE

         The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.


         SECTION 8.1           Duties of Trustee.

                  (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of a Default or an Event of Default:

                           (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others, and no covenants or obligations shall be implied in or read into this Indenture which are adverse to the Trustee.

                  (c) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                           (1) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (2)      This paragraph does not limit the effect of
paragraph (b) of this Section 8.1.

                  (d) The Trustee shall comply with any order or directive of a Gaming Authority that the Trustee submit an application for any license, finding of suitability or other approval pursuant to any Gaming Law and will cooperate fully and completely in any proceeding related to such application.

                  (e) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (f) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 7.12.

                  (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or at the request, order or direction of the Holders or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (h) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (e) and (g) of this
Section 8.1.

                  (i) The Trustee shall not be liable for interest on any assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.


         SECTION 8.2           Rights of Trustee.

         Subject to Section 8.1:

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it, may consult with counsel and may require an Officers' Certificate or an opinion of Counsel, which shall conform to Sections 14.4 and 14.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (g) Except with respect to Section 5.1, the Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article V hereof. In Addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 7.1(1), 7.1(2) and 5.1, or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.


         SECTION 8.3           Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, any Guarantor, any of their respective Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 8.10 and 8.11.


         SECTION 8.4           Trustee's Disclaimer.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities and it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities, other than the Trustee's certificate of authentication, or the use or application of any funds received by a Paying Agent other than the Trustee.


         SECTION 8.5           Notice of Default.

         If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the uncured Default or Event of Default within 90 days after such Default or Event of Default occurs. Except in the case of a Default or an Event of Default in payment of Principal (or premium, if any) of, or interest on, any Security (including the payment of the Change of Control Purchase Price on the Change of Control Purchase Date and the Redemption Price on the Redemption Date), the Trustee may withhold the notice if and so long as a Trust Officer in good faith determines that withholding the notice is in the interest of the Securityholders.


         SECTION 8.6           Reports by Trustee to Holders.

         If required by law, within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA ss. 313(a). If required by law, the Trustee also shall comply with TIA ss.ss. 313(b) and 313(c).

         The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or automatic quotation system.

         A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Securities are listed.


         SECTION 8.7           Compensation and Indemnity.

         The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

         The Company shall indemnify the Trustee (in its capacity as Trustee) and each of its officers, directors, attorneys-in-fact and agents for, and hold it harmless against, any claim, demand, expense (including but not limited to reasonable compensation, disbursements and expenses of the Trustee's agents and counsel), loss or liability incurred by them without negligence or bad faith on its part, arising out of or in connection with the administration of this trust and their rights or duties hereunder including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company shall defend the claim and the Trustee shall provide reasonable cooperation at the Company's expense in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided, that the Company will not be required to pay such fees and expenses if it assumes the Trustee's defense and there is no conflict of interest between the Company and the Trustee in connection with such defense. The Company need not pay for any settlement made without its written consent. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

         To secure the Company's payment obligations in this Section 8.7, the Trustee shall have a lien prior to the Securities on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal and premium, if any, of or interest on particular Securities.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.1(5) or (6) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         The Company's obligations under this Section 8.7 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article IX of this Indenture and any rejection or termination of this Indenture under any Bankruptcy Law.


         SECTION 8.8           Replacement of Trustee.

         The Holder or Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor Trustee.

         The Company may remove the Trustee if: (1) the Trustee fails to comply with Section 8.1(d) or 8.10; (2) the Trustee is adjudged bankrupt or insolvent;
(3) a receiver, Custodian, or other public officer takes charge of the Trustee or its property; or (4) the Trustee becomes incapable of acting. The Trustee may resign by so notifying the Company in writing. If the Trustee resigns, or is removed by the Company, or if a vacancy exists in the office of Trustee for any reason other than removal by the Holders, the Company shall promptly appoint a successor Trustee. Within six (6) months after the successor Trustee takes office, the Holder or Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that and provided that all sums owing to the Trustee provided for in Section 8.7 have been paid, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 8.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holder or Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 8.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Notwithstanding replacement of the Trustee pursuant to this Section 8.8, the Company's obligations under Section 8.7 shall continue for the benefit of the retiring Trustee.


         SECTION 8. 9          Successor Trustee by Merger, Etc.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such. resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.


         SECTION 8.10          Eligibility; Disqualification.

         The Trustee shall at all times satisfy the requirements of TIA ss. 310(a)(1) and TIA ss. 310(a)(5). The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA 9 310(b).


         SECTION 8.11         Preferential Collection of Claims against Company.

         The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.


                                   ARTICLE IX
                           SATISFACTION AND DISCHARGE

         SECTION 9.1           Satisfaction and Discharge of the Indenture.

         The Company shall be deemed to have paid and discharged the entire Indebtedness on the Securities and the provisions of this Indenture shall cease to be of further effect (subject to Section 9.3), if:

                           (1) The Company irrevocably deposits in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance reasonably satisfactory to the Trustee, (i) U.S. Legal Tender, (ii) U.S. Government Obligations, or (iii) a combination thereof, in an amount after payment of all Federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, which through the payment of principal and interest will provide, not later than one Business Day before the due date of payment in respect of the Securities, U.S. Legal Tender in an amount which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof (in form and substance reasonably satisfactory to the Trustee) delivered to the Trustee, is sufficient to pay the principal of, premium, if any, and each installment of principal and interest on the Securities then outstanding on the dates on which any such payments are due and payable in accordance with the terms of this Indenture and of the Securities;

                           (2) Such deposits shall not cause the Trustee to have a conflicting interest as defined in and for purposes of the TIA;

                           (3) No Default or Event of Default shall have occurred or be continuing on the date of such deposit or shall occur on or before the 91st day (or one day after such other greater period of time in which any such deposit of trust funds may remain subject to bankruptcy or insolvency laws) after the date of such deposit, and such deposit will not result in a Default or Event of Default under this Indenture or a breach or violation of, or constitute a default under, any other instrument to which the Company, any Guarantor or any Subsidiary of the Company or any Guarantor is a party or by which it or its property is bound;

                           (4) The deposit, defeasance and discharge will not be deemed, or result in, a Federal income taxable event to the Holders of the Securities and the Holders will be subject to Federal income tax only in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                           (5) The deposit shall not result in the Company, the Trustee or the trust becoming an "investment company" under the Investment Company Act of 1940;

                           (6) After the passage of 91 days (or any greater period of time in which any such deposit of trust funds may remain subject to Bankruptcy Laws insofar as those laws apply to the Company) following the deposit of the trust funds, such funds will not be subject to any Bankruptcy Laws affecting creditors' rights generally;

                           (7) Holders of the Securities will have a valid, perfected and unavoidable first-priority security interest in the trust funds; and

                           (8) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel (who may be outside Counsel to the Company, but not in-house counsel to the Company or any of its Subsidiaries), each in form and substance satisfactory to the Trustee, stating that all conditions precedent specified herein relating to the defeasance contemplated by this Section 9.1 have been complied with.

         In the event all or any portion of the Securities are to be redeemed through such irrevocable trust, the Company must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

         In the event that the Company takes the necessary action to comply with the Provisions described in this Section 9.1 and the Securities are declared due and payable because of the occurrence of an Event of Default, the Company will remain liable for all amounts due on the Securities at the time of acceleration resulting from such Event of Default in excess of the amount of money and U.S. obligations deposited with the Trustee pursuant to this Section 9.1 at the time of such acceleration.


    SECTION 9.2  Termination of Obligations Upon Cancellation of the Securities.

         In addition to the Company's rights under Section 9.1, the Company and the Guarantors may terminate all of their obligations under this Indenture (subject to Section 9.3) when:

                           (1) all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.8) have been delivered to the Trustee for cancellation;

                           (2) the Company or a Guarantor has paid or caused to be paid all sums payable hereunder by the Company; and

                           (3) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel who may be outside counsel to the Company, but not in-house counsel to the Company or any of its Subsidiaries, each stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with and that such satisfaction and discharge will not result in a breach or violation of, or constitute a Default under, this Indenture or any other instrument to which the Company, any Guarantor or any of their Subsidiaries is a party or by which it or their property is bound.


         SECTION 9.3           Survival of Certain Obligations.

         Notwithstanding the satisfaction and discharge of this Indenture and of the Securities referred to in Section 9.1 or 9.2, the respective obligations of the Company, the Guarantors and the Trustee under Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.12, 2.13, Article III, Article IV, 5.1, 5.2, 5.4, 5.6, 5.19, 7.7,
7.8, 8.7, 8.8, 9.5, 9.6, 9.7, 14.l, 14.2, 14.4, 14.5, 14.7, 14.8, 14.11 and this
Section 9.3 shall survive until the Securities are no longer outstanding, and thereafter the obligations of the Company and the Trustee under Sections 7.8, 8.7, 8.8, 9.5, 9.6, 9.7, 14.11 and this Section 9.3 shall survive. Nothing contained in this Article IX shall abrogate any of the obligations or duties of the Trustee under this Indenture.


         SECTION 9.4           Acknowledgment of Discharge by Trustee.

         After (i) the  conditions  of Section  9.1 or 9.2 have been  satisfied,
(ii) the Company or a Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel, each stating that all conditions precedent referred to in clause (i), above, relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Guarantors' obligations under this Indenture except for those surviving obligations specified in Section 9.3.


         SECTION 9.5           Application of Trust Assets.

         The Trustee shall hold any U.S. Legal Tender or U.S. Government obligations deposited with it in the irrevocable trust established pursuant to
Section 9.1. The Trustee shall apply the deposited U.S. Legal Tender or U.S. Government Obligations, together with earnings thereon, through the Paying Agent (which may not for purposes of Article IX be the Company or any Affiliate of the Company), in accordance with this Indenture and the terms of the Securities, to the payment of principal of and interest on the Securities.


         SECTION 9.6           Repayment to the Company.

         Upon termination of the trust established pursuant to Section 9.1 by payment of the trust property to the Holders, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess U.S.
Legal Tender or U.S. Government Obligations held by them.

         The Trustee and the Paying Agent shall pay to the Company upon request, and, if applicable, in accordance with the irrevocable trust established pursuant to Section 9.1, any U.S. Legal Tender or U.S. Government Obligations held by them for the payment of principal of or interest on the Securities that remain unclaimed for two years after the date on which such payment shall have become due; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, cause to be published once, in a newspaper customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company. After payment to the Company, Holders entitled to such payment must look to the Company for such payment as general creditors unless an applicable abandoned property law designates another person.


         SECTION 9.7           Reinstatement.

         If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government obligations in accordance with Section 9.1 or 9.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 9.1 or 9.2 until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with Section 9.1 or 9.2; provided, however, that if the Company or a Guarantor has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company or such Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee or Paying Agent.


                                    ARTICLE X
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         SECTION 10.1        Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holder, the Company or any Guarantor, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, or may amend, modify or supplement the Mortgage, in form satisfactory to the Trustee, for any of the following purposes:

                           (1) to cure any ambiguity, defect, or inconsistency, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (1) shall not adversely affect the interests of any Holder in any respect.

                           (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or to make any other change that does not adversely affect the rights of any Holder; provided, that the Company has delivered to the Trustee an Opinion of Counsel stating that such change does not adversely affect the rights of any Holder;

                           (3)      to provide  for  additional  collateral  for
         or  additional  Guarantors  of the   Securities;

                           (4) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                           (5) to evidence the succession of another person to the Company, and the assumption by any such successor of the obligations of the Company, herein and in the Securities in accordance with Article VI;

                           (6) to comply with the TIA; or

                           (7) to comply with any order of any Gaming Authority.


         SECTION 10.2 Amendments, Supplemental Indentures and Waivers with Consent of Holders.

         Subject to Section 7.8, with the consent of the Holders of a majority in aggregate principal amount of then outstanding Securities, by written act of said Holders delivered to the Company and the Trustee, the Company and any Guarantor, when authorized by Board Resolutions, and the Trustee may amend or supplement the Mortgage, this Indenture or the Securities or enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage, this Indenture or the Securities or of modifying in any manner the rights of the.. Holders under the Mortgage, this Indenture or the Securities. Subject to Section 7.8, the Holder or Holders of a majority, in principal amount of then outstanding Securities may waive compliance by the Company or any Guarantor with any provision of the mortgage, this Indenture or the Securities. Notwithstanding the foregoing provisions of this Section 10.2, no such amendment, supplemental indenture or waiver shall, without the consent of the Holders of 66-2/3% of the aggregate principal amount of outstanding Securities, change any provision of Article XII, Article XIII, Article IV, Section 5.19 or (except for the Stated Maturity which is governed by clause (4) below) extend any Maturity Date of any Security, and no such amendment, supplemental indenture or waiver shall, without the consent of the Holder of each outstanding Security affected thereby:

                           (1) change the percentage of principal amount of Securities whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture or the Securities;

                           (2) reduce the rate or extend the time for payment of interest on any Security;

                           (3)      reduce the principal amount of any Security;

                           (4)      change the Stated Maturity of any Security;

                           (5)      alter the  redemption  provisions  of
         Article  III in a manner  adverse to any  Holder;

                           (6) make any changes in the provisions concerning waivers of Defaults or Events of Default by Holders of the Securities or the rights of Holders to recover the principal or premium of, interest on, or redemption payment with respect to, any Security;

                           (7) make any changes in Section 7.4, 7.7 or this third sentence of this Section 10.2;

                           (8) make the principal of, or the interest on, any Security payable with anything or in any manner other than as provided for in this Indenture and the Securities as in effect on the date hereof;

                           (9) make the Securities subordinated in right of payment to any extent or under any circumstances to any other indebtedness; or

                           (10)  to comply with any order of a Gaming Authority.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         After an  amendment,  supplement  or waiver under this Section  10.2 or
10.4 becomes  effective,  it shall bind each Holder.

         In  connection  with any  amendment,  supplement  or waiver  under this
Article X, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or to all Holders, consideration for such Holder's consent to such amendment, supplement or waiver.


         SECTION 10.3          Compliance with TIA.

         Every amendment, waiver or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.


         SECTION 10.4          Revocation and Effect of Consents.
                               ---------------------------------

         Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security by written notice to the Company or the person designated by the Company as the person to whom consents should be sent if such revocation is received by the Company or such person before the date on which the Trustee receives an Officers, Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be the date so fixed by the Company notwithstanding the provisions of the TIA. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those persons who were Holders at such record date, and only those persons (or their duly designated proxies), shall be entitled to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

         After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(1) through (9) of Section 10.2, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided, that any such waiver shall not impair or affect the right of any Holder to receive payment of principal and premium of and interest on a Security, on or after the respective dates set for such amounts to become due and payable expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates.


         SECTION 10.5          Notation on or Exchange of Securities.

         If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee or require the Holder to put an appropriate notation on the Security. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue, the Guarantors shall endorse and the Trustee shall authenticate a new Security that reflects the changed terms. Any failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment, supplement or waiver.


         SECTION 10.6          Trustee to Sign Amendments, Etc.

         The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article X provided, that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article X is authorized or permitted by this Indenture.

                                   ARTICLE XI
                           MEETINGS OF SECURITYHOLDERS

         SECTION 11.1          Purposes for Which Meetings May Be Called.

         A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article XI for any of the following purposes:

                  (a) to give any notice to the Company, any Guarantor or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article VII;

                  (b) to remove the Trustee or appoint a successor Trustee pursuant to the provisions of Article VIII;

                  (c) to consent to an amendment, supplement or waiver pursuant to the provisions of Section 10.2; or

                  (d) to take any other action (i) authorized to be taken by or on behalf of the Holder or Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture, or authorized or permitted by law or (ii) which the Trustee deems necessary or appropriate in connection with the administration of this Indenture.


         SECTION 11.2          Manner of Calling Meetings.

         The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 11.1, to be held at such time and at such place in The City of New York, State of New York or elsewhere as the Trustee shall determine. Notice of every meeting of Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, to the Company, the Guarantors and to the Holders at their last addresses as they shall appear on the registration books of the Registrar, not less than 10 nor more than 60 days prior to the date fixed for a meeting. The Company shall pay the costs and expenses of preparing and mailing such notice.

         Any meeting of Securityholders shall be valid without notice if the Holders of all Securities then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all Securities outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.


         SECTION 11.3          Call of Meetings by Company or Holders.

         In case at any time the Company, pursuant to a Board Resolution, or the Holders of not less than 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders to take any action specified in Section 11.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of Securities in the amount above specified may determine the time and place in The City of New York, State of New York or elsewhere for such meeting and may call such meeting for the purpose of taking such action, by mailing or causing to be mailed notice thereof as provided in Section 11.2, or by causing notice thereof to be published at least once in each of two successive calendar weeks (on any Business Day during such week) in a newspaper or newspapers printed in the English language, customarily published at least five days a week of a general circulation in The City of New York, State of New York, the first such publication to be not less than 10 nor more than 60 days prior to the date fixed for the meeting.


         SECTION 11.4          Who May Attend and Vote at Meetings.

         To be entitled to vote at any meeting of Securityholders, a person shall (a) be a registered Holder of one or more Securities, or (b) be a Person appointed by an instrument in writing as proxy for the registered Holder or Holders of Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company, the Guarantors and their counsel.


         SECTION 11.5 Regulations May Be Made by Trustee, Conduct of the Meeting; Voting Rights; Adjournment.

         Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any action by or any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think appropriate. Such regulations may fix a record date and time for determining the Holders of record of Securities entitled to vote at such meeting, in which case those and only those persons who are Holders of Securities at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting whether or not they shall be such Holders at the time of the meeting.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 11.3, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

         At any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairman of the meeting to be not then outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 11.2 or Section 11.3 may be adjourned from time to time by vote of the Holder or Holders of a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.


         SECTION 11.6          Voting at the Meeting and Record to Be Kept.

         The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of the Securities voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Section 11.2 or published as provided in Section 11.3. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.


         SECTION 11.7          Exercise of Rights of Trustee or Securityholders
                              May Not Be Hindered or Delayed by Call of Meeting.

         Nothing contained in this Article XI shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.

                                   ARTICLE XII

                          RIGHT TO REQUIRE REPURCHASE

         SECTION 12.1 Repurchase of Securities at Option of the Holder Upon Change of Control.

                  (a) In the event that a Change of Control occurs, each Holder of Securities shall have the right, at such Holder's option, subject to the terms and conditions of the Indenture, to require the Company to repurchase all or any part of such Holder's Notes (provided, that the principal amount of such Notes at maturity must be $1,000 or an integral multiple thereof) on the date that is no later than 30 Business Days after the occurrence of such Change of Control (the "Change of Control Payment Date"), at a cash price (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to and including the Change of Control Payment Date.

                  (b) Within 7 Business Days after the occurrence of a Change of Control, the Company shall make an unconditional, irrevocable offer (a "Change of Control Offer") to the Holders to purchase for U.S. Legal Tender all of the Securities pursuant to the offer described in clause (c) of this Section 12.1 at the Change of Control Purchase Price. Within 5 Business Days after each date upon which a Change of Control shall occur requiring the Company to make a Change of Control Offer pursuant to this Section 12.01, the Company shall so notify the Trustee.

                  (c) Notice of a Change of Control Offer shall be sent, at least 20 Business Days prior to the Final Change of Control Put Date (as defined below), by first class mail, by the Company to each Holder at its registered address, with a copy to the Trustee. The notice to the Holders shall contain all instructions and materials required by applicable law and shall contain or make available to Holders other information material to such Holders, decision to tender Securities pursuant to the Change of Control Offer. The notice, which (to the extent consistent with this Indenture) shall govern the terms of the offer, shall state:

                           (1) that the Change of Control offer is being made pursuant to this Section 12.1 and that all Securities, or portions thereof, tendered will be accepted for payment;

                           (2) the Change of Control Purchase Price (including the amount of accrued and unpaid interest), the Change of Control Payment Date and the Change of Control Put Date (as defined below);

                           (3) that any Security, or portion thereof, not tendered or accepted for payment will continue to accrue interest;

                           (4) that, unless the Company defaults in depositing U.S. Legal Tender with the Paying Agent in accordance with the last paragraph of this clause (c), or such payment is prevented for any reason, any Security, or portion thereof, accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                           (5) that Holders electing to have a Security, or portion thereof, purchased pursuant to a Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent (which may not for purposes of this Section 12.1, notwithstanding anything in this Indenture to the contrary, be the Company or any Affiliate of the Company) at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Payment Date (the "Change of Control Put Date");

                           (6) that Holders will be entitled to withdraw their election, in whole or in part, if the Paying Agent receives, prior to the close of business on the Change of Control Put Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder is withdrawing and a statement that such Holder is withdrawing his election to have such principal amount of Securities purchased; and

                           (7) a brief description of the events resulting in such Change of Control.

         Any such Change of Control Offer shall comply with all applicable provisions of Federal and state laws, including these regulating tender offers, if applicable, and any provisions of this Indenture which conflict with such laws shall be deemed to be superseded by the provisions of such laws. On or before the Change of Control Payment Date, the Company shall (i) accept for payment Securities or portions thereof properly tendered pursuant to the Change of Control Offer prior to the close of business on the Final Change of Control Put Date, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Change of Control Purchase Price (including accrued and unpaid interest) of all Securities so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers, Certificate listing the Securities or portions thereof being purchased by the Company. The Paying Agent shall on the Change of Control Payment Date mail to the Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price (including accrued and unpaid interest), and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof.

                                  ARTICLE XIII
                                    GUARANTY

         SECTION 13.1          Guaranty.

                  (a) In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Guarantors hereby unconditionally guarantees (the "Guaranty") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company under this Indenture or the Securities, that: (w) the principal and premium (if any) of and interest on the Securities will be paid in full when due, whether at the maturity or interest payment date, by acceleration, call for redemption, upon a Change of Control, or otherwise, and interest on the overdue principal and premium and interest, if any, of the Securities, if lawful; (x) all other obligations of the Company to the Holders or the Trustee under this Indenture or the Securities will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Securities; and (y) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration, call for redemption, upon a Change of Control Offer or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, each Guarantor shall be obligated to pay the same before failure so to pay becomes an Event of Default.

                  (b) Each Guarantor hereby agrees that its obligations with regard to this Guaranty shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any delays in obtaining or realizing upon or failures to obtain or realize upon collateral, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company or right to require the prior disposition of the assets of the Company to meet its obligations, protest, notice and all demands whatsoever and covenants that this Guaranty will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture.

                  (c) If any Holder or the Trustee is required by any court or otherwise to return to either the Company or any Guarantor, or any Custodian, Trustee, or similar official acting in relation to either the Company or such Guarantor, any amount paid by either the Company or such Guarantor to the Trustee or such Holder, this Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 7.2 for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in Section 7.2, those obligations (whether or not due and payable) will forthwith become due and payable by each of the Guarantors for the purpose of this Guaranty.

                  (d) It is the intention of each Guarantor and the Company that the obligations of each Guarantor hereunder shall be in, but not in excess of, the maximum amount permitted by applicable law. Accordingly, if the obligations in respect of the Guaranty would be annulled, avoided or subordinated to the creditors of any Guarantor by a court of competent jurisdiction in a proceeding actually pending before such court as a result of a determination both that such Guaranty was made without fair consideration and, immediately after giving effect thereto, such Guarantor was insolvent or unable to pay its debts as they mature or left with an unreasonably small capital, then the obligations .of such Guarantor under such Guaranty shall be reduced by such court if such reduction would result in the avoidance of such annulment, avoidance or subordination; provided, however, that any reduction pursuant to this paragraph shall be made in the smallest amount as is strictly necessary to reach such result. For purposes of this paragraph, "fair consideration", "insolvency", "unable to pay its debts as they mature", "unreasonably small capital" and the effective times of reductions, if any, required by this paragraph shall be determined in accordance with applicable law.


         SECTION 13.2          Execution and Delivery of Guaranty.
                               ----------------------------------

         To evidence its Guaranty set forth in Section 13.1, each Guarantor agrees that a notation of such Guaranty substantially in the form annexed hereto as Exhibit C shall be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Guarantor by two officers or an officer and an Assistant Secretary by manual or facsimile signature.

         Each Guarantor agrees that its Guaranty set forth in Section 13.1 shall remain in full force and effect and apply to all the Securities notwithstanding any failure to endorse on each Security a notation of such Guaranty.

         If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security on which a Guaranty is endorsed, the Guaranty shall be valid nevertheless.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guaranty set forth in this Indenture on behalf of each Guarantor.


         SECTION 13.3          Future Guarantors.

         The Company and the Guarantors covenant and agree that they shall cause each person that is or becomes a Subsidiary of the Company or any Guarantor to execute a Guaranty in the form of Exhibit C to this Indenture and will and cause such Subsidiary to execute an Indenture supplemental hereto for the purpose of adding such Subsidiary as a Guarantor hereunder and the capital stock of such Subsidiary shall be pledged, pursuant to an agreement substantially in form of the Pledge Agreement, in favor of the Trustee for the benefit of the Holders.


         SECTION 13.4          Certain Bankruptcy Events.

         Each Guarantor hereby covenants and agrees that in the event of the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, such Guarantor shall not file (or join in any filing of), or otherwise seek to participate in the filing of, any motion or request seeking to stay or to prohibit (even temporarily) execution on the Guaranty and hereby waives and agrees not to take the benefit of any such stay of execution, whether under
Section 362 or 105 of the United States Bankruptcy Code or otherwise.


                                  ARTICLE XIIIV
                                  MISCELLANEOUS

         SECTION 14.1          TIA Controls.

         If any provision of this Indenture limits, qualifies, or conflicts with
the  duties  imposed  by  operation  of  the  TIA,  the  imposed  duties,   upon
qualification of this Indenture under the TIA, shall control.


         SECTION 14.2          Notices.

         Any notices or other communications to the Company, the Guarantors or the Trustee required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         if to the Company:


         with a copy to:

                  Gordon & Silver, Ltd.
                  3800 Howard Hughes Parkway, 14th Floor
                  Las Vegas, Nevada  89109
                  Attention:  Gerald M. Gordon, Esq.

         if to the Guarantors:


         if to the Trustee:

                  First Trust National Association
                  180 E. 5th Street
                  St. Paul, Minnesota 55101
                  Attention:        Frank Leslie
                  Telephone:        (612) 244-0742

         The Company, the Guarantors or the Trustee by notice to each other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to the Company, the Guarantors or the Trustee shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and 5 Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

         Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.


         SECTION 14.3          Communications by Holders with Other Holders.

         Securityholders may communicate pursuant to TIA ss.312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Guarantors, the Trustee, the Registrar and any other person shall have the protection of TIA ss. 312(c).


         SECTION 14.4        Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                           (1) an Officers' Certificate (in form and substance reasonably satisfactory to the Trustee) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                           (2) an opinion of Counsel (in form and substance reasonably satisfactory to the Trustee) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.


         SECTION 14.5          Statements Required in Certificate or Opinion.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (1)      a statement  that the person making such
certificate  or opinion has read such covenant or condition;

                           (2)      a  brief   statement  as  to  the  nature
and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4). a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.


         SECTION 14.6          Rules by Trustee, Paying Agent, Registrar.

         The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.


         SECTION 14.7          Legal Holidays.

         A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions in New York, New York are not required to be open. If a payment date is a Legal Holiday in New York, New York, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.


         SECTION 14.8          Governing Law.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AND EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY SECURITYHOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.


         SECTION 14.9          No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of any of the Company, the Guarantors or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.


         SECTION 14.10         No Recourse Against Others.

         A director, officer, employee, stockholder or incorporator, as such, of the Company or the Guarantors shall not have any liability for any obligations of the Company or the Guarantors under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creations. Each Securityholder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.


         SECTION 14.11         Successors.

         All agreements of the Company and the Guarantors in this Indenture and the Securities shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successor.


         SECTION 14.12         Duplicate Originals.

         All parties may sign any number of copies or counterparts of this Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.


         SECTION 14.13         Severability.

         In case any one or more of the provisions in this Indenture or in the Securities shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.


         SECTION 14.14         Table of Contents, Headings, Etc.

         The Table of Contents, Cross-Reference Table and headings of the Articles and the Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                    SIGNATURE

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                                 ELSINORE CORPORATION


                                            By: ______________________________
                                            Name:
                                            Title:

Attest:  ______________________

                                   FIRST TRUST NATIONAL ASSOCIATION, as Trustee


                                             By: ______________________________
                                             Name:
                                             Title:

Attest: ______________________

         GUARANTORS:

                                              ELSUB CORPORATION

                                              By: ______________________________
                                               Name:
                                               Title:

                                               FOUR QUEENS, INC.


                                              By: ______________________________
                                               Name:
                                               Title:


                                      PALM SPRINGS EAST, LIMITED
                                      PARTNERSHIP

                                     BY: ELSUB MANAGEMENT CORPORATION,
                                         its general partner


                                              By: ______________________________
                                                Name:
                                                Title:

                                    EXHIBITS

                     Exhibit A -      Conditions to Effectiveness of Amended and
                                      Restated Indenture

                     Exhibit B -      Form of Amended and Restated Note

                     Exhibit C -      Form of Guaranty

                                   EXHIBIT A

                         CONDITIONS TO EFFECTIVENESS OF
                         AMENDED AND RESTATED INDENTURE

         The foregoing Amended and Restated Indenture shall be effective on the Effective Date (as defined in the Order) and upon receipt by the Trustee of each of the following documents, each duly executed by the parties thereto other than the Trustee:

          1.       Amended and Restated Indenture;

          2. Modification of Subordinated Deed of Trust executed in recordable form and recordation thereof in the Official Records of Clark County, Nevada;

          3.       Amendment of 1993 Pledge Agreement;

          4.       Termination of Disbursement and Escrow Agreement; and

          5. The Title Policy, subject only to the deed of trust securing the Senior Notes and other exceptions acceptable to Trustee.

                                          EXHIBIT B
                            [FORM OF AMENDED AND RESTATED NOTE]
                                     ELSINORE CORPORATION

                                13 1/2% SECOND MORTGAGE NOTE

                                        DUE 2001


No.                                                $


         Elsinore Corporation, a Nevada corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________ or registered assigns, the principal sum of ______________ Dollars, on August 20, 2001.

         Interest Payment Dates:  February 28 and August 31.
         Record Dates:  February 15 and August 15.

         Reference is made to the further provisions of this Security on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

         Dated:  March 3, 1997.

                                                      ELSINORE CORPORATION


                                                  By: __________________________
Attest:

---------------------
Secretary

                          [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


         This is one of the Securities described in the within-mentioned Indenture.



                                                 ------------------------------
                                               First Trust National Association,
                                                         as Trustee


                                                By:  ___________________________
                                                        Authorized Signatory
         Dated:  March 3, 1997.

                                                    ELSINORE CORPORATION



                                                 13 1/2% Second Mortgage Note
                                                          due 2001




 1.       Interest.

          Elsinore Corporation, a Nevada corporation (the "Company"), promises to pay interest on the principal amount of this Security at a rate of 13 1/2% per annum. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid on such principal amount at a rate of 13.5% per annum compounded semi-annually.

          The Company will pay interest semi-annually on February 28 and August 31 of each year (each, an "Interest Payment Date"), commencing February 28, 1997. Interest on the Securities will accrue from August 20, 1996. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

 2.       Method of Payment.

          The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. Except as provided below, the Company shall pay principal and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds, or interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or the Company may mail any such interest payment to a Holder at the Holder's registered address.

 3.       Paying Agent and Registrar.

          Initially, First Trust National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or Co-registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or Co-registrar.

 4.       Indenture.

          The Company issued the Securities under an Amended and Restated Indenture, dated as of March 3, 1997 (the "Indenture"), between the Company, the Guarantors named therein and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are senior, secured obligations of the Company limited in aggregate principal amount to $30,000,000.

 5.       Redemption.

          The Securities are redeemable in whole or from time to time in part at any time, at the option of the Company, upon full payment of principal of the Securities, without premium, together with any accrued but unpaid interest to the Redemption Date.

          The Securities may also be redeemed at any time pursuant to, and in accordance with, any order of any Gaming Authority with appropriate jurisdiction and authority to the extent necessary in the reasonable, good faith judgment of the Board of Directors of the Company to prevent the loss or material impairment or secure the reinstatement of any Gaming License or to prevent such Gaming Authority from taking any other action, which if lost, impaired, not reinstated or taken, as the case may be, would have a material adverse effect on the Company or any Subsidiary or where such redemption or acquisition is required because the Holder or beneficial owner of the Securities is required to qualify, be found suitable or become licensed as such under such Gaming Laws and does not so qualify, obtain a finding of suitability or become licensed.

          Any redemption of the Notes shall comply with Article Three of the Indenture.

 6.       Notice of Redemption.

          Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part.

          Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent on such Redemption Date, the Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price, including any accrued and unpaid interest to the Redemption Date.

 7.       Denominations; Transfer; Exchange.

          The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of, or exchange Securities in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption.

 8.       Persons Deemed Owners.

          The registered Holder of a Security may be treated as the owner of it for all purposes.

 9.       Unclaimed Money.

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its written request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease.

 10.      Discharge Prior to Redemption or Maturity.

          If the Company at any time deposits into an irrevocable trust with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the financial covenants, but excluding its obligation to pay the principal of and interest on the Securities).

 11.      Amendment; Supplement; Waiver.

          Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of a majority, and in certain cases at least two-thirds, in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities, comply with an order of any Gaming Authority or make any other change that does not adversely affect the rights of any Holder of a Security.

 12.      Restrictive Covenants.

          The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock, enter into transactions with Affiliates, incur Liens, sell assets, merge or consolidate with any other person and sell, lease, transfer or otherwise dispose of substantially all of its properties or assets. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

13.       Change of Control.

          In the event there shall occur any Change of Control, each Holder of Securities shall have the right, at such Holder's option but subject to the limitations, and conditions set forth in the Indenture, to require the Company to purchase on the Change of Control Payment Date in the manner specified in the Indenture, all or any part (in integral multiples of $1,000) of such Holder's Securities at a Change of Control Purchase Price equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the Change of Control Payment Date.

 14.      Security.

          In order to secure the obligations under the Indenture, the Company, the Guarantors and the Trustee have entered into certain security agreements in order to create security interests in certain assets and properties of the Company, the Guarantors and their respective Subsidiaries.

 15.      Gaming Law.

          The rights of the Holder of this Security and any owner of any beneficial interest in this Security are subject to the Gaming Laws and the jurisdiction and requirements of the Gaming Authorities and the further limitations and requirements set forth in the Indenture.

 16.      Successors.

          When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

 17.      Defaults and Remedies.

          If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest), if it determines that withholding notice is in their interest.

 18.      Trustee Dealings with Company.

          The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

 19.      No Recourse Against Others.

          No stockholder, director, officer, employee or incorporator, as such, past, present or future, of the Company or any successor corporation shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

 20.      Authentication.

          This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Security.

 21.      Abbreviations and Defined Terms.

          Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

 22.      CUSIP Numbers.

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

                              [FORM OF ASSIGNMENT]




         I or we assign this Security to

-----------------------------------------------------------------------------
             (Print or type name, address and zip code of assignee)


Please insert Social Security or other identifying number of assignee __________________ and irrevocably appoint __________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated:  _____________             Signed:  __________________________________


               (Sign exactly as name appears on the other side of this Security)

                                   EXHIBIT C

                                FORM OF GUARANTY



         For      value       received,       _________________________,       a
__________________________ corporation, hereby unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed the due and punctual payment, as set forth in the Indenture pursuant to which such Security and this Guaranty were issued, of the principal of, premium (if any) and interest on such Security when and as the same shall become due and payable for any reason according to the terms of such Security and Article XIII of the Indenture. The Guaranty of the Security upon which this Guaranty is endorsed will not become effective until the Trustee signs the certificate of authentication on such Security.



                                      --------------------------------------

                                     By:  __________________________________

                                     Attest:  ________________________________

                                TABLE OF CONTENTS

ARTICLE I.................................................................2

DEFINITIONS AND INCORPORATION BY REFERENCE................................2
   SECTION 1.1 Definitions................................................2
   SECTION 1.2 Incorporation by Reference of TIA..........................17
   SECTION 1.3 Rules of Construction......................................18

ARTICLE II................................................................18

THE SECURITIES............................................................18
   SECTION 2.1 Exchange Of Original Notes For Restated Notes..............18
   SECTION 2.2 Form and Dating............................................19
   SECTION 2.3 Execution and Authentication...............................19
   SECTION 2.4 Registrar and Paying Agent.................................20
   SECTION 2.5 Paying Agent to Hold Assets in Trust.......................21
   SECTION 2.6 Securityholder Lists.......................................21
   SECTION 2.7 Transfer and Exchange......................................21
   SECTION 2.8 Replacement Securities.....................................22
   SECTION 2.9 Outstanding Securities.....................................22
   SECTION 2.10 Treasury Securities.......................................23
   SECTION 2.11 Temporary Securities......................................23
   SECTION 2.12 Cancellation..............................................23
   SECTION 2.13 Defaulted Interest........................................23

ARTICLE III...............................................................24

REDEMPTION................................................................24
   SECTION 3.1 Right of Redemption........................................24
   SECTION 3.2 Redemption Pursuant to Gaming Laws.........................24
   SECTION 3.3 Notices to Trustee.........................................24
   SECTION 3.4 Selection of Securities to Be Redeemed.....................25
   SECTION 3.5 Notice of Redemption.......................................25
   SECTION 3.6 Effect of Notice of Redemption.............................26
   SECTION 3.7 Deposit of Redemption Price................................26
   SECTION 3.8 Securities Redeemed in Part................................27

ARTICLE IV................................................................27

SECURITY..................................................................27
   SECTION 4.1 Security Interest..........................................27
   SECTION 4.2 Recording; Opinions of Counsel.............................28
   SECTION 4.3 Disposition of Certain Collateral..........................28
   SECTION 4.4 Certain Releases of Collateral.............................29
   SECTION 4.5 Payment of Expenses........................................30
   SECTION 4.6 Suits to Protect the Collateral............................30
   SECTION 4.7 Trustee's Duties...........................................30

ARTICLE V.................................................................31

COVENANTS.................................................................31
   SECTION 5.1 Payment of Securities......................................31
   SECTION 5.2 Maintenance of Office or Agency............................31
   SECTION 5.3 Limitation on Restricted Payments..........................32
   SECTION 5.4 Corporate Existence........................................33
   SECTION 5.5 Payment of Taxes and Other Claims..........................33
   SECTION 5.6 Maintenance of Insurance...................................34
   SECTION 5.7 Compliance Certificate; Notice of Default..................34
   SECTION 5.8 Reports.  34
   SECTION 5.9 Waiver of Stay, Extension or Usury Laws....................35
   SECTION 5.10 Limitation on Transactions with Affiliates................35
   SECTION 5.11 Limitation on Incurrence of Additional Indebtedness and
                Disqualified Capital Stock................................35
   SECTION 5.12 Limitation on Dividends and Other Payment Restrictions Affecting
                Subsidiaries..............................................37
   SECTION 5.13 Limitation on Liens.......................................38
   SECTION 5.14 Limitations on Sales of Assets and Subsidiary Stock.......38
   SECTION 5.15 Maintenance of Consolidated Fixed Charges Coverage Ratio..38
   SECTION 5.16 Maintenance of Consolidated Net Worth.....................39
   SECTION 5.17 Limitation on Status as Investment Company................39
   SECTION 5.18 Restrictions on Sale and Issuance of Subsidiary Stock.....39
   SECTION 5.19 Additional Subsidiary Guarantors..........................39

ARTICLE VI................................................................39

SUCCESSOR CORPORATION.....................................................39
   SECTION 6.1 Limitation on Merger, Sale or Consolidation................39
   SECTION 6.2 Successor Corporation Substituted..........................41

ARTICLE VII...............................................................41

EVENTS OF DEFAULT AND REMEDIES............................................41
   SECTION 7.1 Events of Default..........................................41
   SECTION 7.2 Acceleration of Maturity Date; Rescission and Annulment....43
   SECTION 7.3 Collection of Indebtedness and Enforcement by Trustee......45
   SECTION 7.4 Trustee May File Proofs of Claim...........................45
   SECTION 7.5 Trustee May Enforce Claims Without Possession of
               Securities.................................................46
   SECTION 7.6 Priorities.................................................46
   SECTION 7.7 Limitation on Suits........................................47
   SECTION 7.8 Unconditional Right of Holders to Receive Principal, Premium
               and Interest...............................................48
   SECTION 7.9 Rights and Remedies Cumulative.............................48
   SECTION 7.10 Delay or Omission Not Waiver..............................48
   SECTION 7.11 Control by Holders........................................48
   SECTION 7.12 Waiver of Past Default....................................49
   SECTION 7.13 Undertaking for Costs.....................................49
   SECTION 7.14 Restoration of Rights and Remedies........................49

ARTICLE VIII..............................................................50

TRUSTEE...................................................................50
   SECTION 8.1 Duties of Trustee..........................................50
   SECTION 8.2 Rights of Trustee..........................................51
   SECTION 8.3 Individual Rights of Trustee...............................52
   SECTION 8.4 Trustee's Disclaimer.......................................52
   SECTION 8.5 Notice of Default..........................................52
   SECTION 8.6 Reports by Trustee to Holders..............................53
   SECTION 8.7 Compensation and Indemnity.................................53
   SECTION 8.8 Replacement of Trustee.....................................54
   SECTION 8. 9 Successor Trustee by Merger, Etc..........................55
   SECTION 8.10 Eligibility; Disqualification.............................55
   SECTION 8.11 Preferential Collection of Claims against Company.........55

ARTICLE IX................................................................55

SATISFACTION AND DISCHARGE................................................55
   SECTION 9.1 Satisfaction and Discharge of the Indenture................55
   SECTION 9.2 Termination of Obligations Upon Cancellation of the
               Securities.................................................57
   SECTION 9.3 Survival of Certain Obligations............................57
   SECTION 9.4 Acknowledgment of Discharge by Trustee.....................58
   SECTION 9.5 Application of Trust Assets................................58
   SECTION 9.6 Repayment to the Company...................................58
   SECTION 9.7 Reinstatement..............................................59

ARTICLE X.................................................................59

AMENDMENTS, SUPPLEMENTS AND WAIVERS.......................................59
   SECTION 10.1 Supplemental Indentures Without Consent of Holders........59
   SECTION 10.2 Amendments, Supplemental Indentures and Waivers with
                Consent of Holders........................................60
   SECTION 10.3 Compliance with TIA.......................................61
   SECTION 10.4 Revocation and Effect of Consents.........................61
   SECTION 10.5 Notation on or Exchange of Securities.....................62
   SECTION 10.6 Trustee to Sign Amendments, Etc...........................62

ARTICLE XI................................................................63

MEETINGS OF SECURITYHOLDERS...............................................63
   SECTION 11.1 Purposes for Which Meetings May Be Called.................63
   SECTION 11.2 Manner of Calling Meetings................................63
   SECTION 11.3 Call of Meetings by Company or Holders....................64
   SECTION 11.4 Who May Attend and Vote at Meetings.......................64
   SECTION 11.5 Regulations May Be Made by Trustee, Conduct of the Meeting;
                Voting Rights;  Adjournment...............................64
   SECTION 11.6 Voting at the Meeting and Record to Be Kept...............65
   SECTION 11.7 Exercise of Rights of Trustee or Securityholders May
                Not Be Hindered or Delayed  by Call of Meeting............65

ARTICLE XII...............................................................66

RIGHT TO REQUIRE REPURCHASE...............................................66
   SECTION 12.1 Repurchase of Securities at Option of the Holder Upon
                Change of Control.........................................66

ARTICLE XIII..............................................................68

GUARANTY..................................................................68
   SECTION 13.1 Guaranty..................................................68
   SECTION 13.2 Execution and Delivery of Guaranty........................69
   SECTION 13.3 Future Guarantors.........................................70
   SECTION 13.4 Certain Bankruptcy Events.................................70

ARTICLE XIV...............................................................70

MISCELLANEOUS.............................................................70
   SECTION 14.1 TIA Controls..............................................70
   SECTION 14.2 Notices. 70
   SECTION 14.3 Communications by Holders with Other Holders..............71
   SECTION 14.4 Certificate and Opinion as to Conditions Precedent........72
   SECTION 14.5 Statements Required in Certificate or Opinion.............72
   SECTION 14.6 Rules by Trustee, Paying Agent, Registrar.................72
   SECTION 14.7 Legal Holidays............................................73
   SECTION 14.8 Governing Law.............................................73
   SECTION 14.9 No Adverse Interpretation of Other Agreements.............73
   SECTION 14.10 No Recourse Against Others...............................74
   SECTION 14.11 Successors...............................................74
   SECTION 14.12 Duplicate Originals......................................74
   SECTION 14.13 Severability.............................................74
   SECTION 14.14 Table of Contents, Headings, Etc.........................74